EGA Emerging Global Shares Trust

	CUSIP	NYSE Arca
EGShares Asia Consumer Demand ETF	268461423	ACON
EGShares Beyond BRICs Emerging Asia Consumer ETF	268461613
EGShares EM Equity Value ETF	268461571	EMVL
EGShares Emerging Markets Core Balanced ETF	268461472	CRBL

Prospectus

July 29, 2016

THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”) HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Not FDIC Insured. May lose value. No bank guarantee.

FUND SUMMARIES

EGShares Asia Consumer Demand ETF

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) to the price and yield performance of the EGAI Asia Consumer Demand IndexSM (the “ACON Underlying Index”).

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund (“Shares”). You may also incur customary brokerage charges when buying or selling Fund Shares.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Distribution and/or Service (12b-1) Fees (1)	0.00%
Acquired Fund Fees and Expenses (2)	0.21%
Total Annual Fund Operating Expenses (3)	1.06%
Fee Waiver and/or Expense Reimbursement (4)	(0.10)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement (5)	0.96%

(1)	The Fund does not anticipate that it will incur any 12b-1 fees during the current fiscal year.

(2)	Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.

(3)	Pursuant to the investment advisory agreement (“Advisory Agreement”) with EGA Emerging Global Shares Trust (the “Trust”) on behalf of the Fund, Emerging Global Advisors, LLC (“EGA”), investment adviser to the Fund, pays all of the expenses of the Fund, except for the Fund’s advisory fee, payments under the Fund’s Rule 12b-1 plan (if any), brokerage expenses, taxes, interest, litigation expenses, and other non-routine or extraordinary expenses (the “Unified Fee”). Acquired Fund Fees and Expenses, which are not included in the operating expenses of the Fund, are not paid by EGA under the Unified Fee.

(4)	EGA has entered into a written fee reimbursement agreement (“Fee Reimbursement Agreement”) pursuant to which EGA has agreed to reimburse the Fund certain expenses in an amount equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investments in affiliated funds. The Fee Reimbursement Agreement cannot be terminated except with the approval of the Fund’s Board of Trustees, and shall automatically terminate upon the termination of the Advisory Agreement or in the event of merger or liquidation of the Fund.

(5)	Total Annual Fund Operating Expenses will differ from the ratio of expenses to average net assets shown in the Financial Highlights in this Prospectus, which will reflect the operating expenses of the Fund and will not include Acquired Fund Fees and Expenses.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same, except that a portion of the Fund’s expenses are reimbursed by the Fee Reimbursement Agreement described above. This example does not include the brokerage commission that you may pay to buy and sell exchange-traded Shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$98	$327

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. No portfolio turnover rate is disclosed because the Fund had not commenced investment operations prior to the date of this prospectus.

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Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”). The Fund seeks to achieve its investment objective by attempting to replicate the portfolio of the ACON Underlying Index through investments in equity securities, including, but not limited to, common shares traded on local exchanges, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Fund may also invest a portion of its assets in affiliated and unaffiliated ETFs (together, the “Underlying ETFs”). ADRs and GDRs represent ownership interests in shares of foreign companies that are held in financial institution custodial accounts, and are traded on exchanges in the United States and around the world.

Under normal circumstances, the Fund will invest at least 80% of its net assets in Asian consumer demand companies included in the ACON Underlying Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund may invest in these companies either directly or indirectly through the Underlying ETFs. These companies are domiciled in Asian developing market countries. The Fund defines “developing market” countries as those that are in frontier market countries (i.e., those that are in the early stages of their economic development) and emerging market countries (i.e., those that are in the intermediate stages of their economic development), and classified by EGA Indices (“EGAI”) as “Developing Markets.” The Fund may invest in companies of all capitalization sizes, which includes small capitalization (“small cap”) companies (i.e., those with market capitalizations between U.S. $100 million and U.S. $2 billion) and mid-capitalization (“mid cap”) companies (i.e., those with market capitalizations between U.S. $2 billion and U.S. $10 billion). A substantial portion of the Fund’s assets are denominated in currencies other than the U.S. Dollar.

The ACON Underlying Index is an equal-weighted index designed to measure the stock performance of 100 Asian developing markets companies across six consumer demand sectors, as defined by EGAI’s proprietary classification system, which currently include companies in the consumer staples, consumer discretionary, telecommunications services, healthcare, utilities and financials sectors. The list of 100 stocks is derived from a universe of publicly traded companies with a total market capitalization of at least $100 million (as of June 30, 2016), which are domiciled in Asian developing markets. These may include, but are not limited to, China, India, Indonesia, Malaysia, the Philippines, Thailand, Vietnam, Pakistan, Bangladesh and Sri Lanka. The market capitalization of index constituents as of June 30, 2016 ranged from approximately U.S. $100 million to U.S. $45 billion. The ACON Underlying Index is sponsored by EGAI, a separate group within Emerging Global Advisors, LLC (“EGA”), investment adviser to the Fund. An equal-weighted index represents the performance of its constituent securities in equal proportion to one another.

The Fund intends to replicate the constituent securities of the ACON Underlying Index as closely as possible using ADRs, GDRs or ordinary local shares. In certain circumstances, when it may not be possible or practicable to fully implement a replication strategy, EGA may utilize a “representative sampling” strategy whereby the Fund would hold a significant number of the component securities of the ACON Underlying Index, including the Underlying ETFs, but may not track the index with the same degree of accuracy as would an investment vehicle replicating the entire index.

The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the ACON Underlying Index is concentrated. As of March 31, 2016, the ACON Underlying Index (and therefore the Fund) is concentrated in the financials sector. In determining whether a publicly traded firm belongs to a specific industry or sector, the ACON Underlying Index relies on EGAI’s proprietary classification system. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can.

Principal Risks

Like all investments, investing in the Fund entails risks, including the risk that you may lose part or all of the money you invest.

Equity Securities The price of one or more of the equity securities in the Fund’s portfolio may fall. Many factors can adversely affect an equity security’s performance, including both general financial market conditions and factors related to a specific company, industry or geographic region.

Market Price Variance As an ETF, the Fund’s Shares generally trade in the secondary market on the NYSE Arca, Inc. (the “Exchange”) at market prices that change throughout the day. Although it is expected that the market price of Fund Shares will approximate the Fund’s net asset value per Share (“NAV”), there may be times when the market price and the NAV vary significantly. You may pay more than NAV when you buy Shares of the Fund on the Exchange, and you may receive less than NAV when you sell those Shares on the Exchange.

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Non-Correlation The Fund’s return may not match the return of the ACON Underlying Index. The Fund incurs a number of operating expenses that are not reflected in the ACON Underlying Index, including the cost of buying and selling securities. If the Fund is not fully invested, holding cash balances may prevent it from tracking the ACON Underlying Index. In addition, the Fund’s NAV may deviate from the ACON Underlying Index if the Fund fair values a portfolio security at a price other than the price used by the ACON Underlying Index for that security. To the extent that EGA uses a representative sampling strategy, the Fund may not track the ACON Underlying Index as closely as it would have if EGA were using a full replication strategy.

Index-Related Risk There is no assurance that the ACON Underlying Index will be determined, composed or calculated accurately. While EGAI, the sponsor of the ACON Underlying Index, provides descriptions of what the ACON Underlying Index is designed to achieve, EGAI does not guarantee the quality, accuracy or completeness of data in respect of its indices, and does not guarantee that the ACON Underlying Index will be in line with its described index methodology. Gains, losses or costs to the Fund caused by errors to the ACON Underlying Index may therefore be borne by the Fund and its shareholders. Although EGAI is a separate group within EGA, EGA maintains compliance policies and procedures designed to prevent conflicts of interest from arising in the portfolio management of the Fund and the personal trading of EGA personnel.

Market Liquidity for Fund Shares As an ETF, Fund Shares are not individually redeemable securities. There is no assurance that an active trading market for Fund Shares will develop or be maintained. Active market trading of Fund Shares may cause more frequent creations or redemptions of Creation Units, which, if not conducted in-kind, could increase the rate of portfolio turnover and the Fund’s tracking error versus the ACON Underlying Index, as well as generate capital gains taxes.

Non-Diversification The Fund is non-diversified and, as a result, may have greater volatility than diversified funds. Because the Fund may invest a larger percentage of its assets in securities of a single company than a diversified fund, the performance of that company can have a substantial impact on the Fund’s Share price.

Consumer Demand Concentration Because the ACON Underlying Index is concentrated in one or more of the consumer demand sectors, the Fund may be adversely affected by increased price volatility of securities in those sectors, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those sectors. The success of consumer demand suppliers and retailers is tied closely to the performance of the domestic and international economy, interest rates, currency exchange rates, competition, preferences, and consumer confidence.

Foreign Investment The Fund’s foreign investments may be more volatile because of economic or political developments, public health and safety issues, demographic changes, market inefficiencies, lack of regulatory oversight, or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. Restrictions on currency trading may be imposed by foreign countries, which may adversely affect the value of the Fund’s portfolio securities.

Emerging Markets Investments in emerging market securities are subject to even greater risks than for foreign investments generally, including increased risks of: illiquidity of securities; price volatility; inflation or deflation; restrictions on foreign investment; nationalization; higher taxation; economic and political instability; pervasive corruption and crime; less governmental regulation; and less developed legal systems.

Frontier Markets Frontier market countries generally have smaller economies or less developed capital markets than in more advanced emerging markets and, as a result, the risks of investing in emerging market countries may be magnified in frontier market countries.

Foreign Currency The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate.

Asian Markets Because the Fund invests primarily in securities of companies in Asian countries, its NAV will be much more sensitive to changes in economic, political and other factors within these countries than would a fund that invested in a greater variety of countries. The economies of these countries can be exposed to high inflation rates, undeveloped financial services sectors, and heavy reliance on international trade. The economies of these countries are also dependent on the economies of Asia, Europe and the United States and, in particular, on the price and demand for agricultural products and natural resources. Currency devaluations or restrictions, political and social instability, and deteriorating economic conditions may result in significant downturns and increased volatility in the economies of these countries, as it has in the past.

Investing in Underlying ETFs The Fund’s investment performance is affected by the investment performance of the Underlying ETFs. Through its investment in the Underlying ETFs, the Fund is subject to the risks of the Underlying ETFs’ investments and subject to the Underlying ETFs’ expenses. The risks of the Underlying ETFs include:

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India Because an Underlying ETF invests predominantly in Indian securities, its NAV will be much more sensitive to changes in economic, political and other factors within India than would a fund that invested in a greater variety of countries. Special risks include, among others, political and legal uncertainty, persistent religious, ethnic and border disputes, greater government control over the economy, currency fluctuations or blockage and the risk of nationalization or expropriation of assets. Uncertainty regarding inflation and currency exchange rates, fiscal policy, credit ratings and the possibility that future harmful political actions will be taken by the Indian government, could negatively impact the Indian economy and securities markets, and thus adversely affect an Underlying ETF’s, and therefore the Fund’s, performance.

Treaty An Underlying ETF invests substantially all of its assets through a wholly owned subsidiary in Mauritius and therefore relies on the Double Tax Avoidance Agreement (“DTAA”) between India and Mauritius for relief from certain Indian taxes. On May 10, 2016, India and Mauritius signed a protocol amending the DTAA, which will likely result in higher taxes and lower returns for an Underlying ETF beginning on April 1, 2017, and, therefore, may affect the Fund’s performance.

Small Cap and Mid Cap Companies Small cap and mid cap companies may have greater volatility in price than the stocks of large cap companies due to limited product lines or resources or a dependency upon a particular market niche.

Liquidity In certain circumstances, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of EGA, preventing the Fund from tracking the ACON Underlying Index.

Depositary Receipts Changes in foreign currency exchange rates will affect the value of ADRs or GDRs and, therefore, may affect the value of the Fund’s portfolio. There is no guarantee that a financial institution will continue to sponsor an ADR or GDR, or that the depositary receipts will continue to trade on an exchange, either of which could adversely affect the liquidity, availability and pricing of the depositary receipt.

Passive Management Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble or defaulted, or whose credit rating was downgraded, unless that security was removed from the ACON Underlying Index.

Issuer Specific Changes The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Cash Transactions In certain instances, the Fund may effect creations and redemptions for cash, rather than in-kind. As a result, an investment in the Fund may be less tax efficient than an investment in a more conventional ETF.

International Closed Market Trading Because some or all of the Fund’s underlying securities trade on an exchange that is closed when the securities exchange on which the Fund Shares list and trade is open, there may be market uncertainty about the stale security pricing (i.e., the last quote from its closed foreign market) resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs.

Authorized Participants Concentration The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). To the extent that those APs exit the business or are unable to process creation and/or redemption orders, and no other AP is willing or able to create or redeem Shares of the Fund, the Fund’s Shares may trade like closed-end fund shares at a discount to NAV and possibly face delisting.

Performance

There is no performance information presented for the Fund because the Fund had not commenced investment operations prior to the date of this Prospectus. When available, updated performance information can be obtained by visiting www.emergingglobaladvisors.com or calling (888) 800-4347.

Management

Investment Adviser

Emerging Global Advisors, LLC.

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Portfolio Managers

Robert C. Holderith, President of EGA and the lead portfolio manager, is responsible for the day-to-day management of the Fund’s portfolio. Mr. Holderith has been the President of EGA since its founding in 2008 and has managed the Fund since its commencement of operations in 2016.

Frank Vallario, Senior Portfolio Manager of EGA, is responsible for the day-to-day management of the Fund’s portfolio. Mr. Vallario has managed the Fund since its commencement of operations in 2016.

Purchase and Sale of Fund Shares

Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in Creation Units consisting of 50,000 Shares. Individual Shares may only be purchased and sold on the Exchange through a broker-dealer. Shares of the Fund will trade at market prices rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Tax Information

The Fund’s distributions are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), EGA may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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EGShares Beyond BRICs Emerging Asia Consumer ETF

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) to the price and yield performance of the Indxx Beyond BRICs Emerging Asia Consumer Index (the “Beyond BRICs Emerging Asia Consumer Underlying Index”).

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund (“Shares”). You may also incur customary brokerage charges when buying or selling Fund Shares.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Distribution and/or Service (12b-1) Fees (1)	0.00%
Total Annual Fund Operating Expenses (2)	0.85%

(1)	The Fund does not anticipate that it will incur any 12b-1 fees during the current fiscal year.

(2)	Pursuant to the investment advisory agreement with EGA Emerging Global Shares Trust on behalf of the Fund, Emerging Global Advisors, LLC, investment adviser to the Fund, pays all of the expenses of the Fund, except for the Fund’s advisory fee, payments under the Fund’s Rule 12b-1 plan (if any), brokerage expenses, taxes, interest, litigation expenses, and other non-routine or extraordinary expenses.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commission that you may pay to buy and sell exchange-traded Shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$87	$271

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. No portfolio turnover rate is disclosed because the Fund had not commenced investment operations prior to the date of this prospectus.

Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”). The Fund seeks to achieve its investment objective by attempting to replicate the portfolio of the Beyond BRICs Emerging Asia Consumer Underlying Index through investments in equity securities, including, but not limited to, common shares traded on local exchanges, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs and GDRs represent ownership interests in shares of foreign companies that are held in financial institution custodial accounts, and are traded on exchanges in the United States and around the world.

Under normal circumstances, the Fund will invest at least 80% of its net assets in Indonesian, Malaysian, Thai and Philippine consumer companies included in the Beyond BRICs Emerging Asia Consumer Underlying Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund defines Indonesian, Malaysian, Thai and Philippine consumer companies as companies that are included in the Beyond BRICs Emerging Asia Consumer Underlying, which include companies whose businesses involve: automobiles and parts; beverages; food production; household goods; leisure goods; personal goods; food and drug retail; general retail; media; travel and leisure; and tobacco. Because the Beyond BRICs Emerging Asia Consumer Underlying Index is “Beyond BRICs,” it excludes companies domiciled in Brazil, Russia, India and China (“BRIC countries”). The Fund may invest in small capitalization (“small cap”) companies (i.e., those with market capitalizations between U.S. $100 million and U.S. $2 billion) and mid-capitalization (“mid cap”) companies (i.e., those with market capitalizations between U.S. $2 billion and U.S. $10 billion). A substantial portion of the Fund’s assets are denominated in currencies other than the U.S. Dollar.

6

The Beyond BRICs Emerging Asia Consumer Underlying Index is a free-float market capitalization weighted stock market index comprised of 30 leading emerging market companies, excluding companies from BRIC countries, that Indxx determines to be representative of Indonesia’s, Malaysia’s, Thailand’s and the Philippines’ consumer goods and consumer services industries. The market capitalization of index constituents as of [_____] ranged from approximately U.S. $[____] to U.S. $[____]. A free-float index is one that only uses freely traded shares in calculating the market capitalization weighting. Market capitalization weighting means each component security is weighted by the issuer's market capitalization relative to the overall capitalization of the index.

The Fund intends to replicate the constituent securities of the Beyond BRICs Emerging Asia Consumer Underlying Index as closely as possible using ADRs, GDRs or ordinary local shares. In certain circumstances, when it may not be possible or practicable to fully implement a replication strategy, Emerging Global Advisors, LLC (“EGA”), investment adviser to the Fund, may utilize a “representative sampling” strategy whereby the Fund would hold a significant number of the component securities of the Beyond BRICs Emerging Asia Consumer Underlying Index, but may not track the index with the same degree of accuracy as would an investment vehicle replicating the entire index.

The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the Beyond BRICs Emerging Asia Consumer Underlying Index is concentrated. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can.

Principal Risks

Like all investments, investing in the Fund entails risks, including the risk that you may lose part or all of the money you invest.

Equity Securities The price of one or more of the equity securities in the Fund’s portfolio may fall. Many factors can adversely affect an equity security’s performance, including both general financial market conditions and factors related to a specific company, industry or geographic region.

Market Price Variance As an ETF, the Fund’s Shares generally trade in the secondary market on the NYSE Arca, Inc. (the “Exchange”) at market prices that change throughout the day. Although it is expected that the market price of Fund Shares will approximate the Fund’s net asset value per Share (“NAV”), there may be times when the market price and the NAV vary significantly. You may pay more than NAV when you buy Shares of the Fund on the Exchange, and you may receive less than NAV when you sell those Shares on the Exchange.

Non-Correlation The Fund’s return may not match the return of the Beyond BRICs Emerging Asia Consumer Underlying Index. The Fund incurs a number of operating expenses that are not reflected in the Beyond BRICs Emerging Asia Consumer Underlying Index, including the cost of buying and selling securities. If the Fund is not fully invested, holding cash balances may prevent it from tracking the Beyond BRICs Emerging Asia Consumer Underlying Index. In addition, the Fund’s NAV may deviate from the Beyond BRICs Emerging Asia Consumer Underlying Index if the Fund fair values a portfolio security at a price other than the price used by the Beyond BRICs Emerging Asia Consumer Underlying Index for that security. To the extent that EGA uses a representative sampling strategy, the Fund may not track the Beyond BRICs Emerging Asia Consumer Underlying Index as closely as it would have if EGA were using a full replication strategy.

Index-Related Risk There is no assurance that the sponsor of the Beyond BRICs Emerging Asia Consumer Underlying Index (“Sponsor”) will compile the Beyond BRICs Emerging Asia Consumer Underlying Index accurately, or that the Beyond BRICs Emerging Asia Consumer Underlying Index will be determined, composed or calculated accurately. While the Sponsor provides descriptions of what the Beyond BRICs Emerging Asia Consumer Underlying Index is designed to achieve, the Sponsor does not guarantee the quality, accuracy or completeness of data in respect of its indices, and does not guarantee that the Beyond BRICs Emerging Asia Consumer Underlying Index will be in line with its described index methodology. Any gains, losses or costs to the Fund that are caused by Sponsor errors will therefore be borne by the Fund and its shareholders.

Market Liquidity for Fund Shares As an ETF, Fund Shares are not individually redeemable securities. There is no assurance that an active trading market for Fund Shares will develop or be maintained. Active market trading of Fund Shares may cause more frequent creations or redemptions of Creation Units, which, if not conducted in-kind, could increase the rate of portfolio turnover and the Fund’s tracking error versus the Beyond BRICs Emerging Asia Consumer Underlying Index, as well as generate capital gains taxes.

Non-Diversification The Fund is non-diversified and, as a result, may have greater volatility than diversified funds. Because the Fund may invest a larger percentage of its assets in securities of a single company than a diversified fund, the performance of that company can have a substantial impact on the Fund’s Share price.

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Consumer Concentration Because the Beyond BRICs Emerging Asia Consumer Underlying Index is concentrated in the consumer goods and/or consumer services industries of Indonesia, Malaysia, Thailand and the Philippines, the Fund may be adversely affected by increased price volatility of securities in those industries, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those industries. The success of consumer goods and consumer services suppliers and retailers is tied closely to the performance of the domestic and international economy, interest rates, currency exchange rates, competition, preferences, and consumer confidence.

Foreign Investment The Fund’s foreign investments may be more volatile because of economic or political developments, public health and safety issues, demographic changes, market inefficiencies, lack of regulatory oversight, or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. Restrictions on currency trading may be imposed by foreign countries, which may adversely affect the value of the Fund’s portfolio securities.

Emerging Markets Investments in emerging market securities are subject to even greater risks than for foreign investments generally, including increased risks of: illiquidity of securities; price volatility; inflation or deflation; restrictions on foreign investment; nationalization; higher taxation; economic and political instability; pervasive corruption and crime; less governmental regulation; and less developed legal systems.

Foreign Currency The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate.

Indonesia, Malaysia, Thailand and the Philippines Because the Fund only invests in Indonesian, Malaysian, Thai and Philippine securities, its NAV will be much more sensitive to changes in economic, political and other factors within Indonesia, Malaysia, Thailand and the Philippines than would a fund that invested in a greater variety of countries. The economies of these countries can be exposed to high inflation rates, undeveloped financial services sectors, and heavy reliance on international trade. The economies of these countries are also dependent on the economies of Asia, Europe and the United States and, in particular, on the price and demand for agricultural products and natural resources. Currency devaluations or restrictions, political and social instability, and deteriorating economic conditions may result in significant downturns and increased volatility in the economies of these countries, as it has in the past.

Small Cap and Mid Cap Companies Small cap and mid cap companies may have greater volatility in price than the stocks of large cap companies due to limited product lines or resources or a dependency upon a particular market niche.

Liquidity In certain circumstances, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of EGA, preventing the Fund from tracking the Beyond BRICs Emerging Asia Consumer Underlying Index.

Depositary Receipts Changes in foreign currency exchange rates will affect the value of ADRs or GDRs and, therefore, may affect the value of the Fund’s portfolio. There is no guarantee that a financial institution will continue to sponsor an ADR or GDR, or that the depositary receipts will continue to trade on an exchange, either of which could adversely affect the liquidity, availability and pricing of the depositary receipt.

Passive Management Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble or defaulted, or whose credit rating was downgraded, unless that security was removed from the Beyond BRICs Emerging Asia Consumer Underlying Index. The decision of whether to remove a security from an index is made by an independent index provider who is not affiliated with the Fund or its adviser.

Issuer Specific Changes The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Cash Transactions In certain instances, the Fund may effect creations and redemptions for cash, rather than in-kind. As a result, an investment in the Fund may be less tax efficient than an investment in a more conventional ETF.

International Closed Market Trading Because some or all of the Fund’s underlying securities trade on an exchange that is closed when the securities exchange on which the Fund Shares list and trade is open, there may be market uncertainty about the stale security pricing (i.e., the last quote from its closed foreign market) resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs.

Authorized Participants Concentration The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). To the extent that those APs exit the business or are unable to process creation and/or redemption orders, and no other AP is willing or able to create or redeem Shares of the Fund, the Fund’s Shares may trade like closed-end fund shares at a discount to NAV and possibly face delisting.

8

Performance

There is no performance information presented for the Fund because the Fund had not commenced investment operations prior to the date of this Prospectus. When available, updated performance information can be obtained by visiting www.emergingglobaladvisors.com or calling (888) 800-4347.

Management

Investment Adviser

Emerging Global Advisors, LLC

Portfolio Managers

Robert C. Holderith, President of EGA and the lead portfolio manager, is responsible for the day-to-day management of the Fund’s portfolio. Mr. Holderith has been the President of EGA since its founding in 2008 and has managed the Fund since its commencement of operations in 2016.

Frank Vallario, Senior Portfolio Manager of EGA, is responsible for the day-to-day management of the Fund’s portfolio. Mr. Vallario has managed the Fund since its commencement of operations in 2016.

Purchase and Sale of Fund Shares

Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in Creation Units consisting of 50,000 Shares. Individual Shares may only be purchased and sold on the Exchange through a broker-dealer. Shares of the Fund will trade at market prices rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Tax Information

The Fund’s distributions are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), EGA may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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EGShares EM Equity Value ETF

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) to the price and yield performance of the EGAI Emerging Markets Equity Value Index (the “EMVL Underlying Index”).

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund (“Shares”). You may also incur customary brokerage charges when buying or selling Fund Shares.

Annual Fund Operating Expenses

(Expenses that you pay each year as a
percentage of the value of your investment)

Management Fees	0.85%
Distribution and/or Service (12b-1) Fees(1)	0.00%
Total Annual Fund Operating Expenses(2)	0.85%

(1)	The Fund does not anticipate that it will incur any 12b-1 fees during the current fiscal year.

(2)	Pursuant to the investment advisory agreement with EGA Emerging Global Shares Trust on behalf of the Fund, Emerging Global Advisors, LLC, investment adviser to the Fund, pays all of the expenses of the Fund, except for the Fund’s advisory fee, payments under the Fund’s Rule 12b-1 plan (if any), brokerage expenses, taxes, interest, litigation expenses, and other non-routine or extraordinary expenses.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commission that you may pay to buy and sell exchange-traded Shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$87	$271

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. No portfolio turnover rate is disclosed because the Fund had not commenced investment operations prior to the date of this prospectus.

Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”). The Fund seeks to achieve its investment objective by attempting to replicate the portfolio of the EMVL Underlying Index through investments in equity securities including, but not limited to, common shares traded on local exchanges, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs and GDRs represent ownership interests in shares of foreign companies that are held in financial institution custodial accounts, and are traded on exchanges in the United States and around the world.

Under normal circumstances, the Fund will invest at least 80% of its net assets in emerging market companies included in the EMVL Underlying Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund defines “emerging market” companies as those that are in countries in the intermediate stages of their economic development and classified by EGA Indices (“EGAI”) as “Emerging Markets.” The Fund may invest in mid cap companies (i.e., those with market capitalizations between U.S. $2 billion and U.S. $10 billion) and large cap companies (i.e., those with market capitalizations over U.S. $10 billion). A substantial portion of the Fund’s assets are denominated in currencies other than the U.S. Dollar.

The EMVL Underlying Index is an equal-weighted index designed to represent a portfolio of approximately 50 companies in developing markets that have at least a U.S. $2 billion market capitalization, a minimum level return on equity (ROE), and lower Price-to-Earnings (P/E) and Price-to-Book (P/B) ratios than the average ratios of the companies included in the EGAI Developing Markets Universe. ROE is a measure of profitability that calculates how many dollars of profit a company generates with each dollar of shareholders’ equity. P/E and P/B are valuation ratios used to compare a company’s current share price to its per-share earnings (P/E) or book value (P/B). The EMVL Underlying Index is sponsored by EGAI, a separate group within Emerging Global Advisors, LLC (“EGA”), investment adviser to the Fund. An equal-weighted index represents the performance of its constituent securities in equal proportion to one another.

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The EGAI Developing Markets Universe includes all publically traded companies with a total market capitalization of at least U.S. $100 million (as of June 1, 2016) that are domiciled in Developing Markets, as defined by EGAI. Subject to periodic review and change, EGAI currently classifies the following countries as Developing Markets: Bahrain, Bangladesh, Botswana, Brazil, Bulgaria, Chile, China, Colombia, Croatia, Cyprus, Czech Republic, Ecuador, Estonia, Ghana, Hong Kong, Hungary, India, Indonesia, Ivory Coast, Jordan, Kazakhstan, Kenya, Kuwait, Latvia, Lithuania, Macedonia, Malawi, Malaysia, Malta, Mauritius, Mexico, Morocco, Namibia, Nigeria, Oman, Pakistan, Peru, Philippines, Poland, Qatar, Romania, Russia, Serbia, Slovak Republic, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Tanzania, Thailand, Tunisia, Turkey, Uganda, Ukraine, United Arab Emirates, Vietnam, Zambia and Zimbabwe.

The Fund intends to replicate the constituent securities of the EMVL Underlying Index as closely as possible using ADRs, GDRs or ordinary local shares. In certain circumstances, when it may not be possible or practicable to fully implement a replication strategy, EGA may utilize a “representative sampling” strategy whereby the Fund would hold a significant number of the component securities of the EMVL Underlying Index, but may not track the index with the same degree of accuracy as would an investment vehicle replicating the entire index.

The Fund will invest in specific countries or geographic regions to approximately the same extent as the EMVL Underlying Index. The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the EMVL Underlying Index is concentrated. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can.

Principal Risks

Like all investments, investing in the Fund entails risks, including the risk that you may lose part or all of the money you invest.

Equity Securities The price of one or more of the equity securities in the Fund’s portfolio may fall. Many factors can adversely affect an equity security’s performance, including both general financial market conditions and factors related to a specific company, industry or geographic region.

Market Price Variance As an ETF, the Fund’s Shares generally trade in the secondary market on the NYSE Arca, Inc. (the “Exchange”) at market prices that change throughout the day. Although it is expected that the market price of Fund Shares will approximate the Fund’s net asset value per Share (“NAV”), there may be times when the market price and the NAV vary significantly. You may pay more than NAV when you buy Shares of the Fund on the Exchange, and you may receive less than NAV when you sell those Shares on the Exchange.

Non-Correlation The Fund’s return may not match the return of the EMVL Underlying Index. The Fund incurs a number of operating expenses that are not reflected in the EMVL Underlying Index, including the cost of buying and selling securities. If the Fund is not fully invested, holding cash balances may prevent it from tracking the EMVL Underlying Index. In addition, the Fund’s NAV may deviate from the EMVL Underlying Index if the Fund fair values a portfolio security at a price other than the price used by the EMVL Underlying Index for that security. To the extent that EGA uses a representative sampling strategy, the Fund may not track the EMVL Underlying Index as closely as it would have if EGA were using a full replication strategy.

Index-Related Risk There is no assurance that the EMVL Underlying Index will be determined, composed or calculated accurately. While EGAI, the sponsor of the EMVL Underlying Index, provides descriptions of what the EMVL Underlying Index is designed to achieve, EGAI does not guarantee the quality, accuracy or completeness of data in respect of its indices, and does not guarantee that the EMVL Underlying Index will be in line with its described index methodology. Gains, losses or costs to the Fund caused by errors to the EMVL Underlying Index may therefore be borne by the Fund and its shareholders. Although EGAI is a separate group within EGA, EGA maintains compliance policies and procedures designed to prevent conflicts of interest from arising in the portfolio management of the Fund and the personal trading of EGA personnel.

Market Liquidity for Fund Shares As an ETF, Fund Shares are not individually redeemable securities. There is no assurance that an active trading market for Fund Shares will develop or be maintained. Active market trading of Fund Shares may cause more frequent creations or redemptions of Creation Units, which, if not conducted in-kind, could increase the rate of portfolio turnover and the Fund’s tracking error versus the EMVL Underlying Index, as well as generate capital gains taxes.

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Non-Diversification The Fund is non-diversified and, as a result, may have greater volatility than diversified funds. Because the Fund may invest a larger percentage of its assets in securities of a single company than a diversified fund, the performance of that company can have a substantial impact on the Fund’s Share price.

Concentration The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the EMVL Underlying Index, and as such, may be adversely affected by increased price volatility of securities in those industries, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those industries.

Country and Regional The Fund will invest in specific countries or geographic regions to approximately the same extent as the EMVL Underlying Index.  To the extent that the Fund invests a significant portion of its assets in a particular country or a specific geographic region, the Fund will generally have more exposure to that country’s or region’s economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a country or region where a substantial portion of the Fund’s assets are invested, the Fund may experience increased volatility or illiquidity of its portfolio holdings, which may adversely affect Fund performance.

Foreign Investment The Fund’s foreign investments may be more volatile because of economic or political developments, public health and safety issues, demographic changes, market inefficiencies, lack of regulatory oversight, or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. Restrictions on currency trading may be imposed by foreign countries, which may adversely affect the value of the Fund’s portfolio securities.

Emerging Markets Investments in emerging market securities are subject to even greater risks than for foreign investments generally, including increased risks of: illiquidity of securities; price volatility; inflation or deflation; restrictions on foreign investment; nationalization; higher taxation; economic and political instability; pervasive corruption and crime; less governmental regulation; and less developed legal systems.

Frontier Markets Frontier market countries generally have smaller economies or less developed capital markets than in more advanced emerging markets and, as a result, the risks of investing in emerging market countries may be magnified in frontier market countries.

Foreign Currency The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate.

Mid Cap Companies Mid cap companies may have greater volatility in price than the stocks of large cap companies due to limited product lines or resources or a dependency upon a particular market niche.

Liquidity In certain circumstances, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of EGA, preventing the Fund from tracking the EMVL Underlying Index.

Depositary Receipts Changes in foreign currency exchange rates will affect the value of ADRs or GDRs and, therefore, may affect the value of the Fund’s portfolio. There is no guarantee that a financial institution will continue to sponsor an ADR or GDR, or that the depositary receipts will continue to trade on an exchange, either of which could adversely affect the liquidity, availability and pricing of the depositary receipt.

Passive Management Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble or defaulted, or whose credit rating was downgraded, unless that security was removed from the EMVL Underlying Index.

Issuer Specific Changes The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Cash Transactions In certain instances, the Fund may effect creations and redemptions for cash, rather than in-kind. As a result, an investment in the Fund may be less tax efficient than an investment in a more conventional ETF.

International Closed Market Trading Because some or all of the Fund’s underlying securities trade on an exchange that is closed when the securities exchange on which the Fund Shares list and trade is open, there may be market uncertainty about the stale security pricing (i.e., the last quote from its closed foreign market) resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs.

Authorized Participants Concentration The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). To the extent that those APs exit the business or are unable to process creation and/or redemption orders, and no other AP is willing or able to create or redeem Shares of the Fund, the Fund’s Shares may trade like closed-end fund shares at a discount to NAV and possibly face delisting.

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Performance

There is no performance information presented for the Fund because the Fund had not commenced investment operations prior to the date of this Prospectus. When available, updated performance information can be obtained by visiting www.emergingglobaladvisors.com or calling (888) 800-4347.

Management

Investment Adviser

Emerging Global Advisors, LLC.

Portfolio Managers

Robert C. Holderith, President of EGA and the lead portfolio manager, is responsible for the day-to-day management of the Fund’s portfolio. Mr. Holderith has been the President of EGA since its founding in 2008 and has managed the Fund since its commencement of operations in 2016.

Frank Vallario, Senior Portfolio Manager of EGA, is responsible for the day-to-day management of the Fund’s portfolio. Mr. Vallario has managed the Fund since its commencement of operations in 2016.

Purchase and Sale of Fund Shares

Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in Creation Units consisting of 50,000 Shares. Individual Shares may only be purchased and sold on the Exchange through a broker-dealer. Shares of the Fund will trade at market prices rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Tax Information

The Fund’s distributions are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), EGA may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

13

EGShares Emerging Markets Core Balanced ETF

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) to the price and yield performance of the S&P Emerging Markets Core Balanced Index (the “CRBL Underlying Index”).

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund (“Shares”). You may also incur customary brokerage charges when buying or selling Fund Shares.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution and/or Service (12b-1) Fees (1)	0.00%
Acquired Fund Fees and Expenses (2)	0.17%
Total Annual Fund Operating Expenses (3)(4)	0.72%

(1)	The Fund does not anticipate that it will incur any 12b-1 fees during the current fiscal year.

(2)	Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.

(3)	Pursuant to the investment advisory agreement with EGA Emerging Global Shares Trust on behalf of the Fund, Emerging Global Advisors, LLC (“EGA”), investment adviser to the Fund, pays all of the expenses of the Fund, except for the Fund’s advisory fee, payments under the Fund’s Rule 12b-1 plan (if any), brokerage expenses, taxes, interest, litigation expenses, and other non-routine or extraordinary expenses (the “Unified Fee”). Acquired Fund Fees and Expenses, which are not included in the operating expenses of the Fund, are not paid by EGA under the Unified Fee.

(4)	Total Annual Fund Operating Expenses will differ from the ratio of expenses to average net assets shown in the Financial Highlights in this Prospectus, which will reflect the operating expenses of the Fund and will not include Acquired Fund Fees and Expenses.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commission that you may pay to buy and sell exchange-traded Shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$74	$230

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. No portfolio turnover rate is disclosed because the Fund had not commenced investment operations prior to the date of this prospectus.

Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”). The Fund seeks to achieve its investment objective by attempting to replicate the portfolio of the CRBL Underlying Index through investments in equity securities, including, but not limited to, common shares traded on local exchanges, two ETFs that trade on U.S. exchanges and invest in emerging market fixed income securities (“Underlying ETFs”), American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs and GDRs represent ownership interests in shares of foreign companies that are held in financial institution custodial accounts, and are traded on exchanges in the United States and around the world.

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Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of emerging market companies and the Underlying ETFs (which, in turn, invest primarily in fixed income securities of issuers in emerging market countries). As a result, under normal circumstances, the Fund will invest at least 80% of its net assets in emerging market securities, either directly or indirectly through the Underlying ETFs. The Fund invests primarily in emerging market equity securities and Underlying ETFs that are included in the CRBL Underlying Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund defines “emerging market” companies as those that are in countries in the intermediate stages of their economic development and included in the “Emerging” category of S&P Dow Jones Indices LLC’s (“S&P”) Country Classification System. The Fund may invest in small capitalization (“small cap”) companies (i.e., those with market capitalizations between U.S. $100 million and U.S. $2 billion) and mid-capitalization (“mid cap”) companies (i.e., those with market capitalizations between U.S. $2 billion and U.S. $10 billion). A substantial portion of the Fund’s assets are denominated in currencies other than the U.S. Dollar.

The Underlying ETFs invest primarily in fixed income securities with average maturities of at least two or three years (depending on the Underlying ETF) and currently maintain effective durations of between seven and ten years. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to interest rates. Maturity means the date on which the principal amount of a debt security is due and payable. Average maturity means the average expected repayment date of the portfolio taking into account the maturity dates of the securities in the portfolio. The Underlying ETFs may change, at any time, the average maturity, duration, and credit quality of the fixed income securities in which they invest. If the CRBL Underlying Index replaces an Underlying ETF, the new Underlying ETF may invest in a portfolio of fixed income securities with a different average maturity, duration, and credit quality. The Underlying ETFs may invest, without limitation, in non-investment-grade fixed income securities. The Fund will invest in the Underlying ETFs to the same extent as the CRBL Underlying Index, which will consist of at least 25% of the Fund’s assets, and is expected to be approximately 30%.

The CRBL Underlying Index is an equal-weighted stock market index comprised of a representative sample of 50 emerging market companies and two Underlying ETFs that, as a portfolio, S&P determines to have a higher dividend yield than the MSCI Emerging Markets Index. The equity components of the CRBL Underlying Index will have paid dividends consistently over the last three years. The Underlying ETFs are selected based on their current yield and volatility rankings relative to the universe of emerging market fixed income ETFs. The CRBL Underlying Index was developed to provide a higher dividend yield (i.e., higher income) than the MSCI Emerging Markets Index, although there is no guarantee that this result will be obtained. The CRBL Underlying Index may include small cap and mid cap companies domiciled in emerging market countries having a market capitalization of at least U.S. $1 billion at the time of purchase. The market capitalization of index constituents as of [_____] ranged from approximately U.S. $[____] to U.S. $[____]. An equal-weighted index represents the performance of its constituent securities in equal proportion to one another.

The Fund intends to replicate the constituent securities of the CRBL Underlying Index as closely as possible using ordinary local shares, ADRs, GDRs and Underlying ETFs. In certain circumstances, when it may not be possible or practicable to fully implement a replication strategy, Emerging Global Advisors, LLC (“EGA”), investment adviser to the Fund, may utilize a “representative sampling” strategy whereby the Fund would hold a significant number of the component securities of the CRBL Underlying Index, but may not track the index with the same degree of accuracy as would an investment vehicle replicating the entire index.

The Fund will invest in specific countries or geographic regions to approximately the same extent as the CRBL Underlying Index. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the CRBL Underlying Index is concentrated. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can.

Principal Risks

Like all investments, investing in the Fund entails risks, including the risk that you may lose part or all of the money you invest.

Equity Securities The price of one or more of the equity securities in the Fund’s portfolio may fall. Many factors can adversely affect an equity security’s performance, including both general financial market conditions and factors related to a specific company, industry or geographic region.

Market Price Variance As an ETF, the Fund’s Shares generally trade in the secondary market on the NYSE Arca, Inc. (the “Exchange”) at market prices that change throughout the day. Although it is expected that the market price of Fund Shares will approximate the Fund’s net asset value per Share (“NAV”), there may be times when the market price and the NAV vary significantly. You may pay more than NAV when you buy Shares of the Fund on the Exchange, and you may receive less than NAV when you sell those Shares on the Exchange.

Non-Correlation The Fund’s return may not match the return of the CRBL Underlying Index. The Fund incurs a number of operating expenses that are not reflected in the CRBL Underlying Index, including the cost of buying and selling securities. If the Fund is not fully invested, holding cash balances may prevent it from tracking the CRBL Underlying Index. In addition, the Fund’s NAV may deviate from the CRBL Underlying Index if the Fund fair values a portfolio security at a price other than the price used by the CRBL Underlying Index for that security. To the extent that EGA uses a representative sampling strategy, the Fund may not track the CRBL Underlying Index as closely as it would have if EGA were using a full replication strategy.

15

Index-Related Risk There is no assurance that the sponsor of the CRBL Underlying Index (“Sponsor”) will compile the CRBL Underlying Index accurately, or that the CRBL Underlying Index will be determined, composed or calculated accurately. While the Sponsor provides descriptions of what the CRBL Underlying Index is designed to achieve, the Sponsor does not guarantee the quality, accuracy or completeness of data in respect of its indices, and does not guarantee that the CRBL Underlying Index will be in line with its described index methodology. Any gains, losses or costs to the Fund that are caused by Sponsor errors will therefore be borne by the Fund and its shareholders.

Market Liquidity for Fund Shares As an ETF, Fund Shares are not individually redeemable securities. There is no assurance that an active trading market for Fund Shares will develop or be maintained. Active market trading of Fund Shares may cause more frequent creations or redemptions of Creation Units, which, if not conducted in-kind, could increase the rate of portfolio turnover and the Fund’s tracking error versus the CRBL Underlying Index, as well as generate capital gains taxes.

Non-Diversification The Fund is non-diversified and, as a result, may have greater volatility than diversified funds. Because the Fund may invest a larger percentage of its assets in securities of a single company than a diversified fund, the performance of that company can have a substantial impact on the Fund’s Share price.

Concentration The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the CRBL Underlying Index, and as such, may be adversely affected by increased price volatility of securities in those industries, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those industries.

Foreign Investment The Fund’s foreign investments may be more volatile because of economic or political developments, public health and safety issues, demographic changes, market inefficiencies, lack of regulatory oversight, or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. Restrictions on currency trading may be imposed by foreign countries, which may adversely affect the value of the Fund’s portfolio securities.

Emerging Markets Investments in emerging market securities are subject to even greater risks than for foreign investments generally, including increased risks of: illiquidity of securities; price volatility; inflation or deflation; restrictions on foreign investment; nationalization; higher taxation; economic and political instability; pervasive corruption and crime; less governmental regulation; and less developed legal systems.

Country and Regional The Fund will invest in specific countries or geographic regions to approximately the same extent as the CRBL Underlying Index. To the extent that the Fund invests a significant portion of its assets in a particular country or a specific geographic region, the Fund will generally have more exposure to that country’s or region’s economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a country or region where a substantial portion of the Fund’s assets are invested, the Fund may experience increased volatility or illiquidity of its portfolio holdings, which may adversely affect Fund performance.

Foreign Currency The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate.

Investing in Underlying ETFs The Fund’s investment performance is affected by the investment performance of the Underlying ETFs in which the Fund may invest. Through its investment in the Underlying ETFs, the Fund is subject to the risks of the Underlying ETFs’ investments and subject to the Underlying ETFs’ expenses. The risks of the Underlying ETFs include:

Call During periods of falling interest rates, an issuer of a callable bond held by an Underlying ETF may “call” or repay the security before its stated maturity, and the Underlying ETF may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Underlying ETF’s income.

Credit The risk that debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies.

Interest Rate An increase in interest rates may cause the value of fixed income securities held by an Underlying ETF to decline. Fixed income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities.

16

Non-Investment-Grade Securities Fixed income securities that are rated below investment-grade (commonly referred to as “junk bonds”), or unrated but considered to be below investment-grade, may be deemed speculative and more volatile than higher-rated securities of similar maturity. Non-investment-grade fixed income securities are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These fixed income securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment-grade fixed income securities markets generally, real or perceived adverse economic and competitive industry conditions, and less secondary market liquidity. If the issuer of non-investment-grade fixed income securities defaults, an Underlying ETF may incur additional expenses to seek recovery.

Reinvestment An Underlying ETF’s investments in short-term fixed income instruments may be adversely affected if interest rates fall because the Underlying ETF may invest in lower yielding bonds as bonds in the portfolio mature.

Sovereign and Quasi-Sovereign Obligations The Underlying ETFs invest in fixed income securities issued or guaranteed by non-U.S. sovereign governments and by companies owned or controlled by non-U.S. sovereign governments, which may be unable or unwilling to repay principal or interest when due. In times of economic uncertainty, the prices of these fixed income securities may be more volatile than those of corporate debt obligations or of other government debt obligations.

Small Cap and Mid Cap Companies Small cap and mid cap companies may have greater volatility in price than the stocks of large cap companies due to limited product lines or resources or a dependency upon a particular market niche.

Liquidity In certain circumstances, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of EGA, preventing the Fund from tracking the CRBL Underlying Index.

Depositary Receipts Changes in foreign currency exchange rates will affect the value of ADRs or GDRs and, therefore, may affect the value of the Fund’s portfolio. There is no guarantee that a financial institution will continue to sponsor an ADR or GDR, or that the depositary receipts will continue to trade on an exchange, either of which could adversely affect the liquidity, availability and pricing of the depositary receipt.

High Dividend Yield The CRBL Underlying Index is comprised of, and the Fund invests in, securities of high dividend-paying (i.e., high income) companies. High dividend-paying stocks may underperform non-dividend paying stocks and the market in general. The Fund’s ability to distribute income to shareholders will depend on the yield available on the equity securities held by the Fund. Changes in the dividend policies of companies held by the Fund could make it difficult for the Fund to provide a predictable level of income.

Passive Management Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble or defaulted, or whose credit rating was downgraded, unless that security was removed from the CRBL Underlying Index. The decision of whether to remove a security from an index is made by an independent index provider who is not affiliated with the Fund or its adviser.

Issuer Specific Changes The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Cash Transactions In certain instances, the Fund may effect creations and redemptions for cash, rather than in-kind. As a result, an investment in the Fund may be less tax efficient than an investment in a more conventional ETF.

International Closed Market Trading Because some or all of the Fund’s underlying securities trade on an exchange that is closed when the securities exchange on which the Fund Shares list and trade is open, there may be market uncertainty about the stale security pricing (i.e., the last quote from its closed foreign market) resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs.

Authorized Participants Concentration The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). To the extent that those APs exit the business or are unable to process creation and/or redemption orders, and no other AP is willing or able to create or redeem Shares of the Fund, the Fund’s Shares may trade like closed-end fund shares at a discount to NAV and possibly face delisting.

Performance

There is no performance information presented for the Fund because the Fund had not commenced investment operations prior to the date of this Prospectus. When available, updated performance information can be obtained by visiting www.emergingglobaladvisors.com or calling (888) 800-4347.

17

Management

Investment Adviser

Emerging Global Advisors, LLC

Portfolio Managers

Robert C. Holderith, President of EGA and the lead portfolio manager, is responsible for the day-to-day management of the Fund’s portfolio. Mr. Holderith has been the President of EGA since its founding in 2008 and has managed the Fund since its commencement of operations in 2016.

Frank Vallario, Senior Portfolio Manager of EGA, is responsible for the day-to-day management of the Fund’s portfolio. Mr. Vallario has managed the Fund since its commencement of operations in 2016.

Purchase and Sale of Fund Shares

Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in Creation Units consisting of 50,000 Shares. Individual Shares may only be purchased and sold on the Exchange through a broker-dealer. Shares of the Fund will trade at market prices rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Tax Information

The Fund’s distributions are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), EGA may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

This section contains greater detail on the Funds’ principal investment strategies and the related risks that you would face as a shareholder of the Funds.

Investment Objectives

The investment objective of each Fund is set forth above in the “Fund Summaries” section of this Prospectus. Each investment objective is considered non-fundamental and may be changed by the Board of Trustees (the “Board”) of EGA Emerging Global Shares Trust (the “Trust”) without shareholder approval subject to 60 days’ advance notice.

Investment Strategies

Underlying Index. Each Fund’s Underlying Index is reconstituted annually. Except in certain circumstances described below, EGA will cause a Fund to purchase or sell certain of its portfolio securities to reflect any changes to the constituent securities of the Fund’s Underlying Index, whether occurring as a result of the annual reconstitution or corporate actions or changes to the index methodology in between annual reconstitutions. EGA will also rebalance a Fund’s portfolio securities, generally, quarterly. In recognition of longer settlement periods for non-U.S. market securities, EGA may, at times, cause a Fund to purchase or sell portfolio securities following publicly announced adjustments to the weighting or composition of the constituent securities of its Underlying Index but in advance of the implementation date of such adjustments. EGA will not cause a Fund to seek temporary defensive positions when equity markets decline or appear to be overvalued.

EGA intends to cause a Fund’s portfolio to replicate the constituent securities of its Underlying Index as closely as possible. In certain circumstances, when it may not be possible or practicable to fully implement a replication strategy, EGA may utilize a “representative sampling” strategy whereby a Fund would hold a significant number of the component securities of its Underlying Index, but may not track the index with the same degree of accuracy as would an investment vehicle replicating the entire index. For example, EGA might use a representative sampling if one or more of the component securities in an Underlying Index began to raise liquidity concerns, and EGA may determine to exclude those component securities from a Fund’s portfolio until the liquidity concerns were lifted. When securities are deleted from a Fund’s Underlying Index, EGA will typically remove these securities from the Fund’s portfolio. However, in the discretion of EGA, a Fund may remain invested in securities that were deleted from its Underlying Index until the next rebalancing of the Fund.

S&P Dow Jones Definition of Emerging Markets. The CRBL Underlying Index, which is sponsored by S&P, defines companies to be from “emerging market” countries based on S&P’s Country Classification System, which divides countries into three categories: Developed, Emerging, and Frontier. S&P uses a two-step process to categorize countries: first, it reviews quantitative criteria reflecting macroeconomic conditions, political stability, legal property rights and procedures, and trading and settlement processes. Second, it conducts a client consultation, and a final decision is made by the S&P Global Equity Index Committee based on both the consultation and quantitative criteria. The CRBL Underlying Index considers “emerging markets” countries to be those included in S&P’s Emerging category.

Indxx Definition of Emerging Markets. The Beyond BRICs Emerging Asia Consumer Underlying Index, which is sponsored by Indxx, defines “emerging market” companies as those that are traded on U.S. or foreign exchanges whose businesses stand to benefit significantly from the strong industrial and consumption growth occurring in middle income nations around the globe. Middle income nations are generally identified by international organizations, such as the World Bank, as the broad range of countries with gross national income (“GNI”) per capita between low income countries ($1,025 or less) and high income countries ($12,476 or more). (Source: The World Bank).

The following provides additional information about each Fund’s Underlying Index:

ACON Underlying Index. Subject to periodic review and change, the ACON Underlying Index, which is sponsored by EGAI, currently defines companies to be from Asian developing markets as those companies that are domiciled in the following countries: China, India, Indonesia, Malaysia, the Philippines, Thailand, Vietnam, Pakistan, Bangladesh and Sri Lanka. The ACON Underlying Index is rebalanced quarterly and reconstituted annually in June.

Beyond BRICs Emerging Asia Consumer Underlying Index. The Beyond BRICs Emerging Asia Consumer Underlying Index is rebalanced and reconstituted annually in [_____].

EMVL Underlying Index. The EMVL Underlying Index, which is drawn from the EGAI Developing Markets Universe, is comprised of companies that meet all of the following criteria:

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•	Companies that have, as of the most recent constitution of the EMVL Underlying Index, a U.S. Dollar equivalent market capitalization of at least U.S. $2 billion (based on then-current exchange rates); and

•	Companies with a minimum level return on equity (ROE), and lower Price-to-Earnings (P/E) and Price-to-Book (P/B) ratios than the average ratios of the companies included in the EGAI Developing Markets Universe.

The EMVL Underlying Index is equal-weighted, with no more than 12 companies per country and sector permitted. The EMVL Underlying Index is rebalanced quarterly and reconstituted annually in [_____].

CRBL Underlying Index. The component securities of the CRBL Underlying Index are equally weighted, unless included in a country that is subject to the 15% country exposure cap, in which case the component securities in that country are weighted equally pro rata to the 15% cap. The MSCI Emerging Markets Index, against which the CRBL Underlying Index is measured, is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. A free-float index is one that only uses freely traded shares in calculating the market capitalization weighting. The equity portion of the CRBL Underlying Index is comprised of publicly traded firms that, as a portfolio, have a higher dividend yield than the MSCI Emerging Markets Index. High dividend yield companies are those with high income (i.e., dividend) producing equity securities. The Underlying ETFs in the CRBL Underlying Index are selected based on their current yield and volatility rankings relative to the universe of emerging market fixed income ETFs. The CRBL Underlying Index is rebalanced quarterly and reconstituted annually in [_____].

Concentration Each Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that their Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry. EGA has adopted firewall procedures as part of its Code of Ethics. The firewall procedures are designed to prevent the flow of information between EGAI, EGA’s self-indexing unit, and the rest of EGA. As such, these procedures are also expected to limit EGA’s freedom of action to concentrate a self-indexing Fund’s assets in a particular industry pursuant to management’s discretion except in accordance with the rules-based methodology of such Fund’s Underlying Index.

Depositary Receipts ADRs are typically issued by an American bank or trust company, or a correspondent bank. They evidence ownership of, and the right to receive, underlying securities issued by a foreign corporation deposited in a domestic bank. Generally, ADRs are denominated in U.S. dollars and traded in the U.S. securities markets on exchanges or over-the-counter (“OTC”). In general, there is a large, liquid market in the United States for many ADRs.

ADRs enable investors from the United States to buy shares in foreign companies without undertaking cross-border transactions. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers’ stock, a Fund can avoid certain currency risks during the settlement period for either purchases or sales.

GDRs are Depositary Receipts for shares of foreign companies that are traded in capital markets around the world. ADRs and GDRs trade in foreign currencies that may differ from the currency that the underlying security for each ADR or GDR principally trades in. In general, a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns. In addition, although ADRs and GDRs may be listed on major U.S. or foreign exchanges, there can be no assurance that a market for these securities will be made or maintained or that any such market will be or remain liquid. A Fund will generally price Depositary Receipts according to the exchange on which the Depositary Receipts trade for purposes of calculating its daily NAV.

Underlying ETFs (EGShares Asia Consumer Demand ETF and EGShares Emerging Markets Core Balanced ETF) The Underlying ETFs are themselves registered investment companies, the shares of which trade on a U.S. national securities exchange. The Underlying ETFs will track the performance of a securities index representing an asset class, sector or other market segment. The Underlying ETFs may be managed by EGA or a third-party not affiliated with EGA. Each Fund will purchase shares of the Underlying ETFs in the secondary markets. When a Fund invests in an Underlying ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the Underlying ETF’s expenses (including operating cost and management fees). A Fund will generally be required to pay higher expenses of an Underlying ETF if the Underlying ETF’s assets decline. Consequently, an investment in these Funds entail more direct and indirect expenses than a direct investment in an Underlying ETF.

Investment Risks

Many factors affect the value of an investment in a Fund. Each Fund’s NAV and market share price will change daily based on variations in market conditions, interest rates and other economic, political or financial developments.

Market Price Variance (all Funds) Because the Shares of each Fund are exchange-traded, there may be times when the market price and the NAV vary significantly. For example, if a Fund fair values portfolio securities, the Fund’s NAV may deviate from the approximate per Share value of the Fund’s published basket of portfolio securities (i.e., the “intraday indicative value” or “IIV”), which could result in the market prices for Shares deviating from NAV. However, given that Shares are created and redeemed principally by market makers, large investors and institutions who purchase and sell large, specified numbers of Shares called “Creation Units” directly from each Fund, management believes that large discounts or premiums to the NAV of Shares would not be sustained.

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Non-Correlation (all Funds) If EGA utilizes a representative sampling approach, a Fund’s return may not correlate as well with the return on its Underlying Index, as would be the case if the Fund held all of the securities in its Underlying Index with the same weightings as the Underlying Index. In addition, a Fund incurs a number of operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when trading the Fund’s portfolio securities to reflect changes in the composition of its Underlying Index. If a Fund fair values portfolio securities when calculating its NAV, the Fund’s return may vary from the return of its Underlying Index to the extent the Underlying Index reflects stale pricing.

Index-Related Risk (all Funds) During a period where the Underlying Index contains incorrect constituents, a Fund tracking such published Underlying Index would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. As such, errors may result in a negative or positive performance impact to the Fund and its shareholders. Shareholders should understand that losses resulting from errors may be borne by the Fund and its shareholders.

Market Liquidity for Fund Shares (all Funds) If exchange officials deem it appropriate, if the Fund is delisted, or if the activation of market-wide “circuit breakers” halts stock trading generally, trading of Shares of a Fund on the Exchange or another national securities exchange may be halted. If a Fund’s Shares are delisted, the Fund may seek to list its Shares on another market, merge with another ETF or traditional mutual fund, or redeem its Shares at NAV.

Foreign Investment (all Funds) There may be more or less government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers than in the U.S. In addition, foreign-domiciled companies may not be subject to the same disclosure, accounting, auditing, and financial reporting standards and practices as U.S.-domiciled companies. The procedures and rules governing foreign transactions and custody may involve delays in payment, delivery, or recovery of money or investments. These risks are generally greater in emerging and frontier markets.

Emerging Markets (all Funds) Emerging market risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; significant periods of inflation or deflation; restrictions on foreign investment; possible nationalization, expropriation, or confiscatory taxation of investment income and capital; increased social, economic and political uncertainty and instability; pervasive corruption and crime; more or less governmental involvement, supervision and regulation in the economy compared to the U.S.; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems.

In addition to the heightened risk level for foreign-domiciled companies discussed above, investments in companies domiciled in emerging market countries may be subject to other significant risks, including:

•	Emerging market countries may be less stable and more volatile than the U.S., giving rise to greater political, economic and social risks, including: rapid and adverse diplomatic and political developments; social instability; or internal, external and regional conflicts, terrorism and war.
•	Certain national policies, which may restrict a Fund’s investment opportunities, including: restrictions on investment in some or all issuers or industries in an emerging market country; or capital and currency controls.
•	The small current size of the markets for emerging market securities and the currently low or nonexistent volume of trading, which could result in a lack of liquidity and greater price volatility.
•	Foreign taxation.
•	The absence of developed legal structures governing private or foreign investment, including: lack of legal structures allowing for judicial redress or other legal remedies for injury to private property, breach of contract or other investment-related damages; or inability to vote proxies or exercise shareholder rights.
•	The absence, until recently in many developing countries, of a capital market structure or market-oriented economy including significant delays in settling portfolio transactions and risks associated with share registration and custody.
•	The possibility that recent favorable economic developments in some emerging market countries may be slowed or reversed by unanticipated political or social events in those countries.
•	The pervasiveness of corruption and crime.
•	Certain emerging market countries may become subject to international sanctions that adversely affect the economy generally and may have a significant adverse effect on particular industries.

In addition, many of the countries in which a Fund may invest have experienced substantial, and during some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries have less favorable growth of gross domestic product, rapid rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position compared to the U.S. economy. Economies of emerging market countries could likewise be adversely affected by significant periods of deflation or greater sensitivity to interest rates.

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Investments in emerging market countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the former Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries.

Even though the currencies of some emerging market countries may be pegged to the U.S. dollar, the conversion rate may be controlled by government regulation or intervention at levels significantly different than what would prevail in a free market. Significant revaluations of the U.S. dollar exchange rate of these currencies could cause substantial reductions in a Fund’s NAV.

Additionally, investments in certain emerging market countries may subject a Fund to a number of tax rules the application of which may be uncertain. Such emerging market countries may amend or revise their existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in or uncertainties regarding the laws, regulations or procedures of an emerging market country could reduce the after-tax profits of a Fund, directly or indirectly, including by reducing the after-tax profits of companies located in emerging market countries in which a Fund invests, or result in unexpected tax liabilities for such a Fund.

Frontier Markets (EGShares Asia Consumer Demand ETF and EGShares EM Equity Value ETF) Frontier markets are a subset of developing markets. Frontier markets generally have smaller economies or less developed capital markets than emerging markets and, as a result, the risks of investing in emerging markets may be magnified in frontier market countries. In addition, frontier market securities may have less liquidity and may lack established legal, political, regulatory, business, and social frameworks to support securities markets when compared to more developed emerging markets.

Non-Diversification (all Funds) Although the Funds are non-diversified for purposes of the Investment Company Act of 1940 (the “1940 Act”), each Fund intends to maintain the required level of diversification so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986 (the “Code”), in order to avoid liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with diversification requirements of the Code could limit the investment flexibility of a Fund and result in non-correlation with the Fund’s Underlying Index.

Consumer (EGShares Asia Consumer Demand ETF and EGShares Beyond BRICs Emerging Asia Consumer ETF) The consumer goods, consumer services and consumer demand industries depend heavily on disposable household income and consumer spending. Companies in these industries may be subject to competitive forces (including competition brought by an influx of foreign brands), which may also have an adverse impact on their profitability. These industries may be strongly affected by fads, marketing campaigns, changes in demographics and consumer preferences, and other economic or social factors affecting consumer demand. Governmental regulation, including price controls and regulations on packaging, labeling, competition, and certification, may affect the profitability of certain companies represented in an Underlying Index. Consumer goods, consumer services and consumer demand companies may also be adversely affected by government and private litigation.

Dividend-Paying Stocks (EGShares Emerging Markets Core Balanced ETF) High dividend-paying stocks may underperform non-dividend paying stocks and the market in general. The Fund’s ability to distribute income to shareholders will depend on the yield available on the securities held by the Fund. Changes in the dividend policies of companies held by the Fund could make it difficult for the Fund to provide a predictable level of income or increase the rate of dividend payout growth.

Foreign Currency (all Funds) The Funds may invest in companies whose shares are denominated in a foreign currency. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Generally, when the U.S. dollar gains in value against a foreign currency, an investment traded in that foreign currency loses value because that currency is worth fewer U.S. dollars. U.S. dollar investments in ADRs or ordinary shares of foreign issuers traded on U.S. exchanges are indirectly subject to foreign currency risk to the extent that the issuer conducts its principal business in markets where transactions are denominated in foreign currencies.

Small Cap and Mid Cap Companies (all Funds) Stocks of small cap and mid cap companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. Small cap and mid cap companies may have greater volatility in price than the stocks of large cap companies due to limited product lines or resources or a dependency upon a particular market niche.

Liquidity (all Funds) Investments in certain foreign securities may be less liquid and more volatile than many U.S. securities. A previously established liquid foreign securities market may become illiquid due to economic or political conditions. If a disruption occurs in the orderly markets for the securities or financial instruments in which a Fund invests, the Fund might be prevented from limiting losses and realizing gains. As a result, a Fund may at times be unable to sell securities at favorable prices.

Depositary Receipts (all Funds) The price at which each Fund’s securities may be sold and the value of a Fund’s Shares may be adversely affected if trading markets for ADRs and GDRs are limited or absent or if bid/ask spreads are wide. Available information concerning the issuers may not be as current for unsponsored Depositary Receipts as for sponsored Depositary Receipts, and the prices of unsponsored Depositary Receipts may be more volatile than if such instruments were sponsored by the issuer. To the extent that the exchange price of a Depositary Receipt differs from the local price of the underlying security used by a Fund’s corresponding Underlying Index, the Fund may be prevented from fully achieving its investment objective of tracking the performance of its Underlying Index.

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Risks of Investing in Underlying ETFs (EGShares Asia Consumer Demand ETF and EGShares Emerging Markets Core Balanced ETF) Each Fund will be subject to the risks associated with its investments in Underlying ETFs, except the Funds may have the benefit of additional diversification. While the risks of owning shares of an Underlying ETF generally reflect the risks of owning the underlying securities of the Underlying ETF, lack of liquidity in an Underlying ETF can result in its value being more volatile than the underlying portfolio securities. In addition, certain of the Underlying ETFs may hold common portfolio positions, thereby reducing the diversification benefits of investing in Underlying ETFs.

The value of your investment in a Fund is based partially on the prices of the Underlying ETFs that the Fund purchases. In turn, the price of each Underlying ETF is based on the value of its securities. The prices of these securities change daily and each Underlying ETF’s performance reflects the risks of investing in a particular asset class or classes. An investment in a Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in Underlying ETFs, which allocate their assets among various asset classes and market segments in the hope of achieving their respective investment objectives.

A complete list of each Underlying ETF can be found daily on the Trust’s website. Each investor should review the complete description of the principal risks of each Fund’s Underlying ETF prior to investing in the Fund.

Risks of Investing in Fixed Income Underlying ETFs (EGShares Emerging Markets Core Balanced ETF) The Underlying ETFs reflect the risks of investing in emerging market fixed income securities. An overview of the principal risks of the Underlying ETFs is provided below. The degree to which the risks described below apply to the Fund varies according to its asset allocation. The Fund’s particular asset allocation can have a significant effect on performance. Asset allocation risk is the risk that the selection of the Underlying ETFs and the allocation of assets among the Underlying ETFs will cause the Fund to underperform other funds with a similar investment objective. Because the risks and returns of different asset classes can vary widely over any given time period, the Fund’s performance could suffer if a particular asset class does not perform as expected.

As a result of investing in the Underlying ETFs, the Fund is subject to a number of other risks that may affect the value of its Shares, including:

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by an Underlying ETF may “call” or repay the security before its stated maturity, and the Underlying ETF may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Underlying ETF’s income.

Credit Risk. The Underlying ETFs are subject to the risk that debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed income security may be downgraded after purchase, which may adversely affect the value of the security.

Interest Rate Risk. An increase in interest rates may cause the value of fixed income securities held by an Underlying ETF to decline. Fixed income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities.

Non-Investment-Grade Securities Risk. Fixed income securities that are rated below investment-grade (commonly referred to as “junk bonds,” including those bonds rated lower than “BBB-” by Standard & Poor’s® (a division of The McGraw-Hill Companies, Inc.) (“S&P”) and Fitch, Inc. (“Fitch”), “Baa3” by Moody’s® Investors Service, Inc. (“Moody’s”), or “BBBL” by Dominion Bond Rating Service Limited (“Dominion”)), or are unrated but considered to be below investment-grade, may be deemed speculative and more volatile than higher-rated securities of similar maturity. Non-investment-grade fixed income securities and unrated fixed income securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and/or interest payment obligations. These fixed income securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment-grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the issuer of non-investment-grade fixed income securities defaults, an Underlying ETF may incur additional expenses to seek recovery.

Reinvestment Risk. An Underlying ETF’s investments in short-term fixed income instruments may be adversely affected if interest rates fall because the Underlying ETF may invest in lower yielding bonds as bonds in the portfolio mature.

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Sovereign and Quasi-Sovereign Obligations Risk. Certain Underlying ETFs invest in fixed income securities issued by or guaranteed by non-U.S. sovereign governments and by companies owned or controlled by non-U.S. sovereign governments, which may be unable or unwilling to repay principal or interest when due. Risks of sovereign debt include the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, and the government debtor’s policy towards the IMF and the political constraints to which a government debtor may be subject. If an issuer of sovereign debt defaults on payments of principal and/or interest, an Underlying ETF may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself, and an Underlying ETF’s ability to obtain recourse may be limited. In times of economic uncertainty, the prices of these securities may be more volatile than those of corporate debt obligations or of other government debt obligations.

Cash Transactions (all Funds) ETFs generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at the Fund level. Because a Fund may effect redemptions partly or entirely in cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. If a Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. The Funds generally intend to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if a Fund sold and redeemed its Shares principally in-kind, will be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees.

ADDITIONAL SECURITIES, INSTRUMENTS AND STRATEGIES

This section describes additional securities, instruments and strategies that may be utilized by each Fund that are not principal investment strategies of a Fund unless otherwise noted in the Fund’s description of principal strategies. In addition, this section describes additional risk factors applicable to certain securities, instruments and strategies utilized by a Fund.

Redemption As an ETF, each Fund intends to rely on an exemptive order issued by the SEC to EGA that will permit each Fund to delay payment of redemption proceeds for its securities for up to 14 days, based in part on the greater relative illiquidity and longer settlement times of emerging market securities. This risk applies to investors such as market makers, large investors and institutions who purchase and sell Creation Units directly from and to the Fund and does not apply to investors who will buy and sell Shares of the Fund in secondary market transactions on the Exchange through brokers.

Portfolio Turnover Each Fund may experience a higher rate of portfolio turnover to the extent active market trading of Fund Shares causes more frequent creation or redemption activities and such creation and redemption activities are not conducted in-kind. Higher turnover rates may increase brokerage costs and may result in increased taxable capital gains.

More information about the Funds’ investment strategies is presented in the Funds’ Statement of Additional Information (“SAI”), which is available from the Funds upon request or at the Funds’ website, www.emergingglobaladvisors.com.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is included in the Funds’ SAI. All holdings of each Fund are posted on a daily basis to the Trust’s website at www.emergingglobaladvisors.com.

SPECIAL RISKS OF EXCHANGE-TRADED FUNDS

Not Individually Redeemable. Shares may be redeemed by a Fund at NAV only in large blocks known as Creation Units. You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.

Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange may be halted due to extraordinary market volatility or other reasons. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange, and the listing requirements may be amended from time to time.

PRECAUTIONARY NOTES

A Precautionary Note to Retail Investors. The Depository Trust Company (“DTC”), a limited trust company and securities depositary that serves as a national clearinghouse for the settlement of trades for its participating banks and broker-dealers, or its nominee will be the registered owner of all outstanding Shares of each series of the Trust, including the Funds. Your ownership of Shares will be shown on the records of the DTC participant broker through whom you hold the Shares. THE TRUST WILL NOT HAVE ANY RECORD OF YOUR OWNERSHIP. Your account information will be maintained by your broker, who will provide you with account statements, confirmations of your purchases and sales of Shares, and tax information. Your broker also will be responsible for ensuring that you receive shareholder reports and other communications from the Fund whose Shares you own. Typically, you will receive other services (e.g., average cost information) only if your broker offers these services.

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A Precautionary Note to Purchasers of Creation Units. You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the issuing Fund. Because new Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. As a dealer, certain activities on your part could, depending on the circumstances, result in your being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933 (“Securities Act”). For example, you could be deemed a statutory underwriter if you purchase Creation Units from an issuing Fund, break them down into the constituent Shares, and sell those Shares directly to customers, or if you choose to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter. Dealers who are not “underwriters,” but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

A Precautionary Note to Investment Companies. For purposes of the 1940 Act, each Fund is a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the shares of other investment companies, including Shares of the Funds. Investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to EGA, including that such investment companies enter into an agreement with the Trust.

FUND ORGANIZATION

Each Fund is a series of the Trust, an investment company registered under the 1940 Act. Each series of the Trust is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Delaware statutory trust. The Board is responsible for the Trust’s overall management and direction. The Board appoints the Trust’s officers and approves all significant agreements, including those with the investment adviser, custodian and fund administrative and accounting agent.

MANAGEMENT OF THE FUNDS

The Investment Adviser

Emerging Global Advisors, LLC (“EGA”), a Delaware limited liability company located at 155 West 19th Street, New York, NY 10011, is the investment adviser to the Funds. EGA was founded in September 2008. As of June 30, 2016, EGA had approximately $899 million in assets under management. Under its investment advisory agreements with the Trust, EGA pays all of the ordinary operating expenses of each series of the Trust, which exclude the fee payment under the investment advisory agreements between EGA and the Trust, payments under each series’ Rule 12b-1 plan (if implemented), brokerage expenses, taxes, interest, litigation expenses and other non-routine or extraordinary expenses.

On May 10, 2016, EGA entered into an agreement with Columbia Management Investment Advisers, LLC (“Columbia Threadneedle”) whereby Columbia Threadneedle, a subsidiary of Ameriprise Financial, Inc., will acquire EGA (the “Transaction”). The Transaction, when completed, will constitute a change in control of EGA and cause the Funds’ current investment advisory agreements with EGA to automatically terminate. The Transaction is expected to close in the second half of 2016, subject to the satisfaction or waiver of certain conditions, including among others, obtaining certain approvals by shareholders of the Funds. Upon closing of the Transaction, Columbia Threadneedle will serve as the investment adviser to the Funds.

For the investment advisory services provided to the Funds, EGA is entitled to receive the following advisory fees:

Fund	Aggregate Fee as a Percentage of Daily Average Net Assets
EGShares Beyond BRICs Emerging Asia Consumer ETF	0.85%
EGShares EM Equity Value ETF	0.85%
EGShares Emerging Markets Core Balanced ETF	0.55%

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EGA has implemented breakpoints in the investment advisory fee paid by EGShares Asia Consumer Demand ETF at specified asset levels. Under this arrangement, for the investment advisory services provided to the Fund, EGA is entitled to receive a fee equal to the percentage of daily net assets of the Fund at the asset level breakpoints specified below.

$0–$1,000,000,000:	0.85%
$1,000,000,001–$2,000,000,000:	0.75%
$2,000,000,001 and up:	0.65%

EGA has agreed to reimburse EGShares Asia Consumer Demand ETF certain expenses in an amount equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investments in affiliated funds (the “ACON Fee Reimbursement Agreement”).  The ACON Fee Reimbursement Agreement cannot be terminated except with the approval of the Fund’s Board, and shall automatically terminate upon the termination of the investment advisory agreement or in the event of merger or liquidation of the Fund.

A discussion of the basis for the Board’s approval of the investment advisory agreement for a Fund will be available in the Fund’s next report to shareholders.

Portfolio Management

The following individuals are jointly and primarily responsible for the day-to-day management of each Fund:

•	Robert C. Holderith, the lead portfolio manager for each Fund, has been the President of EGA since he founded the firm in 2008, and has been managing the Funds since their commencement of operations in 2016. Mr. Holderith was previously a Managing Director at ProFund Advisors and a senior member of UBS’ wealth management team, where he helped develop the firm's first ETF models and an advisory ETF Portfolio Management platform.

•	Frank Vallario, Senior Portfolio Manager of EGA, has managed the Funds since their commencement of operations in 2016. Prior to joining EGA, he was responsible for senior level relationship management and delivering of investment solutions at MSCI. Mr. Vallario has over 20 years of experience and previously held senior portfolio manager roles at a number of firms.

The lead portfolio manager generally has final authority over all aspects of a Fund’s investment portfolio, including but not limited to, portfolio operations, investment performance, portfolio rebalancing, tax management, risk management and compliance. The degree to which the lead manager may perform these functions, and the nature of these functions, may change from time to time.

The Trust’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of Shares in the Funds.

HOW TO BUY AND SELL SHARES

Most investors will buy and sell Shares of the Funds at market prices in secondary market transactions through brokers. Shares of each Fund are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. When buying or selling Shares through a broker, investors should expect to incur customary brokerage commissions. As a result, investors may receive less than the NAV of the Shares, and investors may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. Share prices are reported in dollars and cents per Share.

Share Trading Prices

The trading prices of Shares of each Fund on the Exchange may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The Exchange intends to disseminate the approximate per Share value of each Fund’s published basket of portfolio securities every 15 seconds (the “intraday indicative value” or “IIV”). The IIV should not be viewed as a “real-time” update of the NAV per Share of a Fund because (i) the IIV may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the Business Day (as defined below), (ii) the calculation of NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV, (iii) unlike the calculation of NAV, the IIV does not take into account Fund expenses, and (iv) the IIV is based on the published basket of portfolio securities and not on a Fund’s actual holdings. The IIV calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close, which could affect premiums and discounts between the IIV and the market price of a Fund’s Shares. The Funds, EGA and their affiliates are not involved in, or responsible for, any aspect of the calculation or dissemination of the Funds’ IIV, and the Funds, EGA and their affiliates do not make any warranty as to the accuracy of these calculations.

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Frequent Purchases and Redemptions of a Fund’s Shares

The Funds impose no restrictions on the frequency of purchases and redemptions (“market timing”). In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by the Funds’ shareholders. The Board considered that, unlike traditional mutual funds, each Fund issues and redeems its Shares at NAV per Share, either for cash or for a basket of securities and cash intended to mirror the Fund’s portfolio. The Shares may then be purchased and sold on the Exchange at prevailing market prices. The Board noted that the Funds’ Shares can only be purchased and redeemed directly from the Funds in Creation Units by broker-dealers and large institutional investors that have entered into participation agreements (“Authorized Participants”) and that the vast majority of trading in Shares occurs on the secondary market. Because the secondary market trades do not involve a Fund directly, it is unlikely those trades would cause any of the harmful effects of market timing, which include: dilution, disruption of portfolio management, increases in the Fund’s trading costs, and the realization of capital gains.

To the extent that trades directly with a Fund are effected in-kind (i.e., for securities), those trades also do not cause any of the harmful effects that may result from frequent cash trades. To the extent trades directly with a Fund are effected wholly or partly in cash, the Board noted that those trades could result in dilution to a Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by Authorized Participants is critical to ensuring that the Shares trade at or close to NAV. Each Fund employs fair valuation pricing, which is intended to minimize potential dilution from market timing. Each Fund also imposes transaction fees on in-kind purchases and redemptions of Shares to cover the custodial and other costs incurred by the Fund in executing in-kind trades, and with respect to the redemption fees, these fees increase if an Authorized Participant wholly or partly substitutes cash for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. Given this structure, the Board determined that (a) market timing on the secondary market does not have a material negative impact on the Funds, (b) it is unlikely that market timing would be attempted by an Authorized Participant; and (c) any attempts to market time an Authorized Participant would not be expected to negatively impact the Fund or its shareholders.

DIVIDENDS, DISTRIBUTIONS AND TAXES

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•	Your Fund makes distributions;
•	You sell your Shares listed on the Exchange; and
•	You purchase or redeem Creation Units.

Dividends and Distributions

Each Fund intends to qualify each year as a regulated investment company under the Code. As a regulated investment company, a Fund generally will not pay federal income tax on the income and gains it distributes to you. Each Fund, except EGShares Emerging Markets Core Balanced ETF, expects to declare and pay all of its net investment income, if any, to shareholders as dividends annually. The EGShares Emerging Markets Core Balanced ETF expects to declare and pay all of its net investment income, if any, to shareholders as dividends quarterly. However, the officers of the Trust are authorized in their discretion not to pay a dividend for a Fund if such officers determine that the cost of paying the dividend (including costs borne by the Fund for printing and mailing dividend checks) exceeds the amount of income or excise tax that is payable by the Fund as a result of not paying the dividend. Each Fund will declare and pay net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. Distributions may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Annual Statements

Each year, you will receive an annual statement (Form 1099) of your account activity to assist you in completing your federal, state, and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. The Funds make every effort to search for reclassified income to reduce the number of corrected forms mailed to you. However, when necessary, you will receive a corrected Form 1099 to reflect reclassified information.

Avoid “Buying a Dividend”

At the time you purchase your Fund Shares, a Fund’s Share price may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

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Tax Considerations

Fund Distributions. Each Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund Shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares. A portion of income dividends reported by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.

Taxes on Exchange-Listed Share Sales. A sale or exchange of Fund Shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Currently, any capital gain or loss realized upon a sale of Fund Shares generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units. An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase and the exchanger’s aggregate basis in the securities surrendered and any cash paid. A person who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and any cash received. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax adviser with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If a Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup Withholding . By law, if you do not provide your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your Shares. Withholding is also imposed if the Internal Revenue Service requires it. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

State and Local Taxes. Fund distributions and gains from the sale or exchange of your Fund Shares generally are subject to state and local taxes.

Non-U.S. Investors. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by a Fund from net long-term capital gains, interest-related dividends and short-term capital gain dividends, if such amounts are reported by a Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

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Other reporting and withholding requirements. Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on the following payments or distributions made by a Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts: (a) income dividends and (b) after December 31, 2018, certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund Shares. Information about a shareholder in a Fund may be disclosed to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the appropriate certifications or other documentation concerning its status under FATCA.

This discussion of “Dividends, Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in a Fund.

PRICING FUND SHARES

The trading price of a Fund’s Shares on the Exchange may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The NAV for a Fund is determined once daily as of the close of the New York Stock Exchange (the “NYSE”), usually 4:00 p.m. Eastern time, each day the NYSE is open for regular trading (“Business Day”). NAV is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares outstanding.

Equity securities (including ADRs and GDRs) are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in OTC markets are valued at the NASDAQ Official Closing Price as of the close of regular trading on the NYSE on the day the securities are valued or, if there are no sales, at the mean of the most recent bid and asked prices. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type.

Securities for which market quotations are not readily available are valued based on fair value as determined in good faith in accordance with procedures adopted by the Board. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable. In addition, fair valuation may be necessary where there are no securities trading in a particular country or countries on a Business Day. A Fund’s NAV may not reflect changes in valuations on certain securities that occur at times or on days on which a Fund’s NAV is not calculated and on which a Fund does not effect sales, redemptions and exchanges of its Shares, such as when trading takes place in countries on days that are not a Business Day.

Valuing the Funds’ investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by an Underlying Index, which, in turn, could result in a difference between a Fund’s performance and the performance of the Fund’s Underlying Index. Due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular security may be materially different from the value realized upon such security’s sale or upon the resumption of regular trading of the security.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by a Fund. Use of a rate different from the rate used by an Underlying Index may adversely affect a Fund’s ability to track its Underlying Index.

INDEX PROVIDERS

The ACON Underlying Index and EMVL Underlying Index (the “EGAI Indices”) were created by, and are sponsored by, EGAI. The Funds that track the EGAI Indices are entitled to use their respective EGAI Indices pursuant to a licensing agreement with EGAI free of charge. Each EGAI Index is maintained by Solactive AG, an unaffiliated third-party entity, which also acts as the calculation agent for the EGAI Indices (the “EGAI Index Calculation Agent”). The EGAI Index Calculation Agent has day-to-day responsibility for calculating the intra-day value of the EGAI Indices every 15 seconds, widely disseminating the EGAI Indices’ intra-day values every 15 seconds, calculating the IIV of the baskets every 15 seconds, tracking corporate actions resulting in adjustments to the EGAI Indices and the daily calculation and dissemination of the value of the EGAI Indices.

The Beyond BRICs Emerging Asia Consumer Underlying Index (the “Indxx Index”) is compiled by Indxx. Indxx is not affiliated with the Funds or EGA. The EGShares Beyond BRICs Emerging Asia Consumer ETF is entitled to use the Indxx Index pursuant to a sub-licensing arrangement with EGA, which in turn has a licensing agreement with Indxx. Indxx or its agent also serves as calculation agent for the Indxx Index (the “Indxx Index Calculation Agent”). The Indxx Index Calculation Agent is responsible for the management of the day-to-day operations of the Indxx Index, including calculating the value of the Indxx Index every 15 seconds, widely disseminating the Indxx Index values every 15 seconds and tracking corporate actions resulting in Indxx Index adjustments.

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The CRBL Underlying Index (the “SPDJ Index”) is compiled by S&P. S&P is not affiliated with the Funds or EGA. The EGShares Emerging Markets Core Balanced ETF is entitled to use the SPDJ Index pursuant to a sub-licensing arrangement with EGA, which in turn has a licensing agreement with S&P. S&P or its agent also serves as calculation agent for the SPDJ Index (the “Dow Jones Index Calculation Agent”). The Dow Jones Index Calculation Agent is responsible for the management of the day-to-day operations of the SPDJ Index, including calculating the value of the SPDJ Index every 15 seconds, widely disseminating the SPDJ Index values every 15 seconds and tracking corporate actions resulting in SPDJ Indices adjustments.

The value of each Underlying Index will be disseminated under the following tickers:

Underlying Indices	Ticker
EGAI Asia Consumer Demand Index	EGAACONT
Indxx Beyond BRICs Emerging Asia Consumer Index	IACON
EGAI Emerging Markets Equity Value Index	EGALGVLT
S&P Emerging Markets Core Balanced Index	SPCRBL

DISCLAIMERS

EGAI:

EGAISM is a service mark of EGA. Neither EGA nor EGAI guarantee the accuracy and/or the completeness of the EGAI Indices or any data included therein, and neither EGA nor EGAI shall have any liability for any errors, omissions or interruptions therein. Neither EGA nor EGAI make any warranty, express or implied, as to results to be obtained by the EGShares Asia Consumer Demand ETF or EGShares EM Equity Value ETF, owners of the Shares of the EGShares Asia Consumer Demand ETF or EGShares EM Equity Value ETF, or any other person or entity from the use of the EGAI Indices or any data included therein. Neither EGA nor EGAI make any express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the EGAI Indices or any data included therein. Without limiting any of the foregoing, in no event shall either EGA or EGAI have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the EGAI Indices, even if notified of the possibility of such damages.

EGShares Asia Consumer Demand ETF and EGShares EM Equity Value ETF are not sponsored, promoted, sold or supported in any other manner by Solactive AG.

S&P Dow Jones Indices:

The “S&P Emerging Markets Core Balanced Index” is a product of the S&P Dow Jones Indices. “S&P” is a registered trademark of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to S&P Dow Jones Indices LLC and its affiliates and have been sublicensed for use for certain purposes by EGA. The SPDJ Index is a product of S&P Dow Jones Indices LLC and/or its affiliates, and has been licensed for use by EGA. The EGShares Emerging Markets Core Balanced ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of the EGShares Emerging Markets Core Balanced ETF or any member of the public regarding the advisability of investing in securities generally or in the EGShares Emerging Markets Core Balanced ETF particularly or the ability of the SPDJ Indices to track general market performance. S&P Dow Jones Indices’ only relationship to EGA with respect to the SPDJ Index is the licensing of the SPDJ Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its third-party licensors. The SPDJ Index is determined, composed and calculated by S&P Dow Jones Indices without regard to EGA or the EGShares Emerging Markets Core Balanced ETF. S&P Dow Jones Indices have no obligation to take the needs of EGA or the owners of the EGShares Emerging Markets Core Balanced ETF into consideration in determining, composing or calculating the SPDJ Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the EGShares Emerging Markets Core Balanced ETF or the timing of the issuance or sale of the EGShares Emerging Markets Core Balanced ETF or in the determination or calculation of the equation by which the EGShares Emerging Markets Core Balanced ETF is to be converted into cash. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the EGShares Emerging Markets Core Balanced ETF. There is no assurance that investment product based on the SPDJ Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

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S&P Dow Jones Indices do not guarantee the adequacy, accuracy, timeliness and/or the completeness of the SPDJ Index or any data related thereto or any communication, including but not limited to, oral or written communication (including electronic communications) with respect thereto. S&P Dow Jones Indices shall not be subject to any damages or liability for any errors, omissions, or delays therein. S&P Dow Jones Indices make no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use or as to results to be obtained by EGA, owners of the EGShares Emerging Markets Core Balanced ETF, or any other person or entity from the use of the SPDJ Index or with respect to any data related thereto. Without limiting any of the foregoing, in no event whatsoever shall S&P Dow Jones Indices be liable for any indirect, special, incidental, punitive, or consequential damages including but not limited to, loss of profits, trading losses, lost time or goodwill, even if they have been advised of the possibility of such damages, whether in contract, tort, strict liability or otherwise. There are no third-party beneficiaries or any agreements between S&P Dow Jones Indices and EGA, other than the licensors of S&P Dow Jones Indices.

Indxx:

“Indxx” is a service mark of Indxx and has been licensed for use for certain purposes by EGA. The EGShares Beyond BRICs Emerging Asia Consumer ETF is not sponsored, endorsed, sold or promoted by Indxx. Indxx makes no representation or warranty, express or implied, to the owners of the EGShares Beyond BRICs Emerging Asia Consumer ETF or any member of the public regarding the advisability of investing in securities generally or in the EGShares Beyond BRICs Emerging Asia Consumer ETF particularly. Indxx’s only relationship to EGA is the licensing of certain trademarks, trade names and service marks of Indxx and of the Indxx Index, which is determined, composed and calculated by Indxx without regard to EGA or the EGShares Beyond BRICs Emerging Asia Consumer ETF. Indxx has no obligation to take the needs of EGA or the shareholders of the EGShares Beyond BRICs Emerging Asia Consumer ETF into consideration in determining, composing or calculating the Indxx Index. Indxx is not responsible for and has not participated in the determination of the timing, amount or pricing of the EGShares Beyond BRICs Emerging Asia Consumer ETF Shares to be issued or in the determination or calculation of the equation by which the EGShares Beyond BRICs Emerging Asia Consumer ETF Shares are to be converted into cash. Indxx has no obligation or liability in connection with the administration, marketing or trading of the EGShares Beyond BRICs Emerging Asia Consumer ETF.

Additional Disclaimers:

S&P, Indxx, their affiliates, sources and distribution agents (together, the “IIV Calculation Agents”) shall not be liable to any customer or any third-party for any loss or damage, direct, indirect or consequential, arising from (i) any inaccuracy or incompleteness in, or delays, interruptions, errors or omissions in the delivery of the IIV with respect to the Funds or any data related thereto (collectively, the “Data”); or (ii) any decision made or action taken by any customer or third-party in reliance upon the Data. The IIV Calculation Agents do not make any warranties, express or implied to any investor in the Funds, or anyone else regarding the Data, including, without limitation, any warranties with respect to the timeliness, sequence, accuracy, completeness, currentness, merchantability, quality or fitness for a particular purpose or any warranties as to the results to be obtained by any investors in the Funds or other person in connection with the use of the Data. The IIV Calculation Agents shall not be liable to any investors in the Funds or third-parties for any damages, including, without limitation, loss of business revenues, lost profits or any indirect, consequential, special or similar damages whatsoever, whether in contract, tort or otherwise, even if advised of the possibility of such damages.

EGA does not guarantee the accuracy and/or the completeness of the Underlying Indices or any data included therein, and EGA shall not have any liability for any errors, omissions or interruptions therein. EGA does not make any warranty, express or implied, as to results to be obtained by a Fund, owners of the Shares of a Fund or any other person or entity from the use of an Underlying Index or any data included therein. EGA makes no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indices or any data included therein. Without limiting any of the foregoing, in no event shall EGA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of an Underlying Index, even if notified of the possibility of such damages.

PREMIUM/DISCOUNT INFORMATION

The term “premium” is sometimes used to describe a market price in excess of NAV and the term “discount” is sometimes used to describe a market price below NAV. As with other ETFs, the market price of each Fund’s Shares is typically slightly higher or slightly lower than the Fund’s per Share NAV. Factors that contribute to the differences between market price and NAV include the supply and demand for Fund Shares and investors’ assessments of the underlying value of a Fund’s portfolio securities.

Differences between the closing times of U.S. and non-U.S. markets may contribute to differences between the NAV and market price of Fund Shares. Many non-U.S. markets close prior to the close of the U.S. securities exchanges. Developments after the close of such markets as a result of ongoing price discovery may be reflected in a Fund’s market price but not in its NAV (or vice versa).

Upon commencement of investment operations, information showing the difference between the per Share NAV of the Funds and the market trading price of Shares of the Funds during various time periods will be available by visiting the Funds’ website at www.emergingglobaladvisors.com.

DISTRIBUTION PLAN

ALPS Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in Fund Shares.

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The Board of Trustees of the Trust has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-l under the 1940 Act. In accordance with its Rule 12b-l plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance any activity primarily intended to result in the sale of Creation Units of each Fund or the provision of investor services, including but not limited to: (i) marketing and promotional services, including advertising; (ii) facilitating communications with beneficial owners of Shares of the Funds; (iii) wholesaling services; and (iv) such other services and obligations as may be set forth in the Distribution Agreement with the Distributor.

No Rule 12b-l fees are currently paid by the Funds, and there are no plans to impose these fees. However, in the event Rule 12b-l fees are charged in the future, because these fees are paid out of each Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

FINANCIAL HIGHLIGHTS

No financial information is presented for the Funds because they had not commenced investment operations prior to the date of this Prospectus.

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If you want more information about the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports

Additional information about the Funds’ investments will be available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of market conditions and investment strategies that significantly affected each Fund’s performance during its fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus (i.e., it is legally considered a part of this prospectus).

You may request other information about the Funds or obtain free copies of the Funds’ annual and semi-annual reports and the SAI by contacting the Funds directly at 1-888-800-4347. The SAI and shareholder reports will also be available on the Funds’ website, www.emergingglobaladvisors.com.

You may review and copy information about the Funds, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You may obtain information about the operations of the SEC’s Public Reference Room by calling the SEC at 1-202-551-8090. You may get copies of reports and other information about the Funds:

For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520; or

Free from the EDGAR Database on the SEC’s Internet website at: http://www.sec.gov.

EGA Emerging Global Shares Trust

EGShares Asia Consumer Demand ETF

EGShares Beyond BRICs Emerging Asia Consumer ETF

EGShares EM Equity Value ETF

EGShares Emerging Markets Core Balanced ETF

Prospectus

July 29, 2016

EGA Emerging Global Shares Trust
Investment Company Act File No. 811-22255

EGA Emerging Global Shares Trust

Statement of Additional Information

July 29, 2016

EGA Emerging Global Shares Trust (the “Trust”) is an open-end management investment company that currently offers shares in 16 separate and distinct series, representing separate portfolios of investments. This Statement of Additional Information (“SAI”) relates solely to the following portfolios (each individually referred to as a “Fund,” and collectively referred to as the “Funds”), each of which has its own investment objective:

	CUSIP	NYSE Arca
EGShares Asia Consumer Demand ETF	268461423	ACON
EGShares Beyond BRICs Emerging Asia Consumer ETF	268461613
EGShares EM Equity Value ETF	268461571	EMVL
EGShares Emerging Markets Core Balanced ETF	268461472	CRBL

Emerging Global Advisors, LLC (“EGA” or the “Adviser”) serves as the investment adviser to each Fund. ALPS Distributors Inc. (the “Distributor” or “ALPS”) serves as principal underwriter for each Fund.

This SAI is not a prospectus and should be read only in conjunction with the Funds’ current Prospectus, dated July 29, 2016. Portions of each Fund’s financial statements will be incorporated by reference to such Fund’s most recent Annual Report to shareholders. A copy of the Prospectus or Annual Report, when available, may be obtained by calling the Trust directly at 1-888-800-4347. The Prospectus contains more complete information about the Funds. You should read it carefully before investing.

Not FDIC Insured. May lose value. No bank guarantee.

GENERAL INFORMATION ABOUT THE TRUST

The Trust is a Delaware statutory trust organized on September 12, 2008. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940 (the “1940 Act”). The Trust currently offers shares (“Shares”) of 16 separate series, representing separate portfolios of investments, including the Funds.

Each Fund is an exchange-traded fund (“ETF”) and issues Shares at net asset value (“NAV”) only in aggregations of a specified number of Shares (each a “Creation Unit” or a “Creation Unit Aggregation”). Shares are offered in Creation Units, in the discretion of the Trust, either entirely for cash or in exchange for (1) a portfolio of equity securities constituting a substantial replication, or representation, of the stocks included in the relevant Fund’s corresponding benchmark index (“Deposit Securities”); and (2) a cash payment referred to as the “Cash Component.” The Funds’ Shares have been approved for listing on the NYSE Arca, Inc. (the “Exchange”). Fund Shares will trade on the Exchange at market prices that may be below, at or above NAV.

Creation Units are aggregations of 50,000 Shares or more. Except when aggregated in Creation Units, Shares are not redeemable securities of the Funds. Retail investors, therefore, generally will not be able to purchase the Shares directly from the Trust. Rather, most retail investors will purchase Shares in the secondary market with the assistance of a broker. In the event of the liquidation of a Fund, the Trust may lower the number of Shares in a Creation Unit.

Additional information regarding creations and redemptions of Fund Shares is provided under the section entitled “Creation and Redemption of Creation Unit Aggregations” below.

EXCHANGE LISTING AND TRADING

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of each Fund will continue to be met. The Exchange may, but is not required to, remove the Shares of a Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of a Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days, (ii) where applicable, the value of the underlying index (each, an “Underlying Index” and collectively, the “Underlying Indices”) on which a Fund is based is no longer calculated or available, or (iii) any other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of a Fund from listing and trading upon termination of such Fund.

As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels. Negotiated commission rates only apply to investors who will buy and sell Shares of the Funds in secondary market transactions through brokers on the Exchange and does not apply to investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund.

In order to provide current Share pricing information, the Exchange disseminates an updated “Indicative Intra-Day Value” (“IIV”) for each Fund. The Funds, EGA and their affiliates are not involved in or responsible for any aspect of the calculation or dissemination of the IIVs of Shares of the Funds, and the Funds, EGA and their affiliates do not make any warranty as to the accuracy of the IIVs. IIVs are expected to be disseminated on a per Fund basis every 15 seconds during regular trading hours of the Exchange.

The Exchange will calculate, based on the Fund’s published basket of portfolio securities (and not on a Fund’s actual holdings), and disseminate the IIV throughout the trading day for each Fund by: (i) calculating the estimated value of all equity securities held in the Fund’s published basket of portfolio securities; (ii) calculating the estimated amount of the value of cash and money market instruments held in the Fund’s published basket of portfolio securities; (iii) calculating the estimated marked-to-market gains or losses of the futures contracts and other financial instruments held by the Fund, if any; (iv) adding (i), (ii) and (iii) to arrive at a value; and (v) dividing (iv) by the total Shares outstanding to obtain current IIV.

The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of each Fund.

Continuous Offering

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933 (the “1933 Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the 1933 Act.

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For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells some or all of the Shares comprising such Creation Units directly to its customers; or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether a person is an underwriter for the purposes of the 1933 Act depends upon all the facts and circumstances pertaining to that person’s activities. Thus, the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. The Trust has been granted an exemption by the U.S. Securities and Exchange Commission (the “SEC”) from this prospectus delivery obligation in ordinary secondary market transactions involving Shares under certain circumstances, on the condition that purchasers of Shares are provided with the Summary Prospectus for the Shares. In addition, firms that incur a prospectus delivery obligation with respect to Shares of a Fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to a national securities exchange member in connection with a sale on the national securities exchange is satisfied by the fact that the Funds’ Prospectus is filed with the SEC. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national securities exchange and not with respect to “upstairs” transactions ( i.e., the trading of securities that occurs within a broker-dealer firm or between two broker-dealers in the over-the-counter market).

INVESTMENT STRATEGIES AND RISKS

In addition to the fundamental investment restrictions described below under “Investment Restrictions,” and the principal investment policies described in the Funds’ Prospectus, each Fund is subject to the following investment strategies, which are considered non-fundamental and may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. Not every Fund will invest in all of the types of securities and financial instruments that are listed. Except with respect to borrowing, and unless otherwise indicated, all percentage limitations relating to the composition of a Fund’s portfolio identified in the Fund’s Prospectus or this SAI apply to the Fund only at the time of investment. Accordingly, if a percentage limitation is adhered to at the time of investment, a Fund will be deemed to remain in compliance with the percentage limitation notwithstanding a later increase or decrease in the percentage that results from a relative change in values or from a change in the Fund’s total assets, although the percentage limitation will continue to apply to subsequent transactions relating to the composition of a Fund’s portfolio.

Equity Securities

Each Fund may invest in equity securities. The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a security may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than fixed income securities, and the Funds are particularly sensitive to these market risks.

Depositary Receipts

The Funds may invest in American Depositary Receipts (“ADRs”). For many foreign securities, U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers’ stock, the Funds can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

The Funds may invest in both sponsored and unsponsored ADRs. Unsponsored ADR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for unsponsored ADRs, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. Holders of unsponsored ADRs typically bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

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A Fund may also invest in Global Depositary Receipts (“GDRs”). GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin American to offer shares in many markets around the world.

Foreign Securities Risk

The Funds will invest primarily in foreign securities of emerging market and frontier market companies. Investing in foreign securities typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in a Fund and affect its NAV.

Securities of foreign companies are often issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the United States. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

There may be less government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers than in the U.S. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means a Fund may at times be unable to sell foreign securities at favorable prices. A previously established liquid foreign securities market may become illiquid (temporarily or for longer periods of time) due to economic or political conditions. Brokerage commissions and other fees generally are higher for foreign securities. The procedures and rules governing foreign transactions and custody ( i.e. , holding of a Fund’s assets), or the mechanics of corporate actions, also may involve incomplete information, or delays in information, payment, delivery or recovery of money or investments.

Additionally, investments in certain emerging market countries may subject a Fund’s investments to a number of tax rules the application of which may be uncertain. Such emerging market countries may amend or revise their existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in or uncertainties regarding the laws, regulations or procedures of an emerging market country could reduce the after-tax profits of a Fund, directly or indirectly, including by reducing the after-tax profits of companies located in emerging market countries in which the Fund invests or result in unexpected tax liabilities for the Fund.

Fixed Income Securities Risk

The EGShares Emerging Markets Core Balanced ETF invests in ETFs that trade on U.S. exchanges and invest in emerging market fixed income securities (“Underlying ETFs”). The Underlying ETFs’ investments may include, but are not limited to, both fixed-rate and floating-rate instruments issued by sovereign and quasi-sovereign entities, as well as investment-grade and non-investment-grade bonds. Quasi-sovereign entities are entities whose securities are either 100% owned by their respective governments or subject to a 100% guarantee that does not rise to the level of constituting the full faith and credit by such governments. As a result of its investment in the Underlying ETFs, the EGShares Emerging Markets Core Balanced ETF is subject to a number of other risks that may affect the value of its Shares, including, but not limited to:

Asset Class Risk. Securities in an Underlying ETF’s portfolio may underperform in comparison to the general securities markets or other asset classes.

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by an Underlying ETF may “call” or repay the security before its stated maturity, which may result in the Underlying ETF having to reinvest the proceeds at lower interest rates, resulting in a decline in the Underlying ETF’s income.

Concentration Risk. To the extent that an Underlying ETF’s investments are concentrated in a particular issuer, region, country, market, industry or asset class, the Underlying ETF may be susceptible to loss due to adverse occurrences affecting that issuer, region, country, market, industry or asset class.

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Credit Risk. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. An Underlying ETF’s portfolio may include below investment-grade bonds, which generally are subject to greater levels of credit risk than higher rated securities. There is the chance that any of an Underlying ETF’s holdings will have its credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Underlying ETF’s income level and share price. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings.

Emerging Market Risk. An Underlying ETF’s investments in emerging markets may be subject to a greater risk of loss than investments in more developed markets. Emerging markets may be more likely to experience inflation risk, political turmoil and rapid changes in economic conditions than more developed markets. Emerging markets often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with custody of securities. Government obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. Historically, certain issuers of the government debt securities in which an Underlying ETF may invest have experienced substantial difficulties in meeting their external debt obligations, resulting in defaults on certain obligations and the restructuring of certain indebtedness. Such restructuring arrangements have included obtaining additional credit to finance outstanding obligations and the reduction and rescheduling of payments of interest and principal through the negotiation of new or amended credit agreements.

Sovereign and Quasi-Sovereign Obligations Risk. An investment in sovereign or quasi-sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign debt includes investments in securities issued by or guaranteed by a foreign sovereign government, and quasi-sovereign debt includes investments in securities issued by or guaranteed by an entity affiliated with or backed by a sovereign government. The issuer of the sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and an Underlying ETF may have limited recourse in the event of a default. Risks of sovereign debt include the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, and the government debtor’s policy towards the IMF and the political constraints to which a government debtor may be subject. Similar to other issuers, changes to the financial condition or credit rating of a non-U.S. government may cause the value of a sovereign debt, including treasury obligations to decline. During periods of economic uncertainty, the market prices of sovereign debt, may be more volatile than prices of U.S. debt obligations and may affect an Underlying ETF’s NAV. Quasi-sovereign debt obligations are typically less liquid and less standardized than sovereign debt obligations. In the past, certain emerging market countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts. Several countries in which the Underlying ETFs invest have defaulted on their sovereign obligations in the past or encountered downgrades of their sovereign obligations, and those countries (or other countries) may default or risk further downgrades in the future. If an issuer of sovereign debt defaults on payments of principal and/or interest, an Underlying ETF may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself, and the Underlying ETF’s ability to obtain recourse may be limited.

Certain issuers of sovereign debt may be dependent on disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Such disbursements may be conditioned upon a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. A failure on the part of the debtor to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third-parties’ commitments to lend funds to the government debtor, which may impair the debtor’s ability to service its debts on a timely basis.

Government obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. Historically, certain issuers of the government debt securities in which an Underlying ETF may invest have experienced substantial difficulties in meeting their external debt obligations, resulting in defaults on certain obligations and the restructuring of certain indebtedness. Such restructuring arrangements have included obtaining additional credit to finance outstanding obligations and the reduction and rescheduling of payments of interest and principal through the negotiation of new or amended credit agreements. As a holder of government debt securities, an Underlying ETF may be asked to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the securities in which an Underlying ETF will invest will not be subject to restructuring arrangements or to requests for additional credit. In addition, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants, such as an Underlying ETF.

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High Yield Securities Risk. Securities that are rated below investment-grade (commonly referred to as “junk bonds,” including those bonds rated lower than “BBB-” by S&P and Fitch, “Baa3” by Moody’s, or “BBBL” by Dominion), or are unrated, may be deemed speculative and may be more volatile than higher-rated securities of similar maturity. High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities. The value of high yield securities can be adversely affected by overall economic conditions, such as an economic downturn or a period of rising interest rates, and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities. High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. In particular, high yield securities are often issued by smaller, less creditworthy countries and companies or by highly leveraged (indebted) countries and companies, which are generally less able than more financially stable countries and companies to make scheduled payments of interest and principal. If the issuer of non-investment-grade securities defaults, an Underlying ETF may incur additional expenses to seek recovery. Adverse publicity and investor perceptions may decrease the values and liquidity of non-investment-grade securities.

Interest Rate Risk. As interest rates rise, the value of a fixed income security held by an Underlying ETF is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent an Underlying ETF invests a substantial portion of its assets in fixed income securities with longer-term maturities, rising interest rates may cause the value of the Underlying ETF’s investments to decline significantly.

Issuer Risk. Underlying ETF performance depends on the performance of individual securities to which an Underlying ETF has exposure. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce an Underlying ETF’s returns because the Underlying ETF may be unable to transact at advantageous times or prices.

Management Risk. As an Underlying ETF may not fully replicate its respective underlying index, it is subject to the risk that the Underlying ETF’s adviser’s investment management strategy may not produce the intended results.

Market Risk. An Underlying ETF could lose money over short periods due to short-term market movements and over longer periods during market downturns.

Market Trading Risk. An Underlying ETF faces numerous market trading risks, including the potential lack of an active market for Underlying ETF shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to the Underlying ETF’s shares trading at a premium or discount to NAV.

Non-Diversification Risk. An Underlying ETF may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Underlying ETF’s performance may depend on the performance of a small number of issuers.

Non-U.S. Issuers Risk. Non-U.S. issuers carry different risks from bonds issued by U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital.

Index Risk. Unlike many investment companies, each Underlying ETF does not utilize an investing strategy that seeks returns in excess of the Underlying ETF’s respective underlying index. Therefore, an Underlying ETF would not necessarily buy or sell a security unless that security is added or removed, respectively, from its underlying index, even if that security generally is underperforming.

Privately Issued Securities Risk. An Underlying ETF may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the 1933 Act. Privately issued securities are securities that have not been registered under the 1933 Act and, as a result, are subject to legal restrictions on resale. Privately issued securities are not traded on established markets and may be illiquid, difficult to value and subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Underlying ETF.

Reliance on Trading Partners Risk. The Underlying ETFs invest in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on an Underlying ETF’s investments.

Securities Lending Risk. An Underlying ETF may engage in securities lending. Securities lending involves the risk that an Underlying ETF may lose money because the borrower of the Underlying ETF’s loaned securities fails to return the securities in a timely manner or at all. An Underlying ETF could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for an Underlying ETF.

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Security Risk. Some countries and regions in which the Underlying ETFs invest have experienced security concerns. Incidents involving a country’s or region’s security may cause uncertainty in these markets and may adversely affect their economies and an Underlying ETF’s investments.

Structural Risk. The countries in which the Underlying ETFs invest may be subject to considerable degrees of economic, political and social instability.

Non-Correlation Risk. An Underlying ETF’s return may not match the return of its respective underlying index for a number of reasons. For example, an Underlying ETF incurs operating expenses not applicable to the underlying index, and incurs costs in buying and selling securities, especially when rebalancing the Underlying ETF’s securities holdings to reflect changes in the composition of the underlying index. In addition, the performance of an Underlying ETF and the underlying index may vary due to asset valuation differences and differences between the Underlying ETF’s portfolio and the underlying index resulting from legal restrictions, cost or liquidity constraints. Because an Underlying ETF may employ a representative sampling strategy, the Underlying ETF may experience tracking error to a greater extent than a fund that seeks to replicate an index.

Valuation Risk. The sales price an Underlying ETF could receive for a security may differ from the Underlying ETF’s valuation of the security and may differ from the value used by the Underlying ETF’s respective underlying index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in an Underlying ETF’s portfolio may change on days when shareholders will not be able to purchase or sell the Underlying ETF’s shares.

Market Volatility

The Funds may invest in securities of small and medium capitalization companies. To the extent that a Fund invests in these securities, it will be subject to certain risks associated with increased volatility in the price of small and medium capitalization companies. Increased volatility may result from increased cash flows to a Fund and other funds in the market that continuously or systematically buy large holdings of small and medium capitalization companies, which can drive prices up and down more dramatically.

The announcement that a security has been added to a widely followed index or benchmark may cause the price of that security to increase. Conversely, the announcement that a security has been deleted from a widely followed index or benchmark may cause the price of that security to decrease. To the extent that an index or benchmark’s methodology is rules-based and transparent, any price increase or decrease generally would be expected to be smaller than the increase or decrease resulting from a change to a non-transparent index or benchmark (because the transparency of the index or benchmark likely would provide the market with more notice of such change). Because it is impossible to predict when and how market participants will react to announced changes in the constituent securities of a Fund’s benchmark index, the Funds cannot predict when and how these changes will impact the market price or NAV of a Fund.

Cash and Short-Term Investments

A Fund may invest a portion of its assets, for cash management purposes, in liquid, high-quality, short-term debt securities (including repurchase agreements) of corporations, the U.S. government and its agencies and instrumentalities, and banks and finance companies. To the extent a Fund is invested in these debt securities, it may be subject to the risk that if interest rates rise, the value of the debt securities in which a Fund has invested may decline.

A Fund may invest a portion of its assets in shares issued by money market mutual funds for cash management purposes. A Fund also may invest in collective investment vehicles that are managed by an unaffiliated investment manager pending investment of the Fund’s assets in portfolio securities.

Borrowing

Pursuant to Section 18(f)(1) of the 1940 Act, a Fund may not issue any class of senior security or sell any senior security of which it is the issuer, except that a Fund shall be permitted to borrow from any bank so long as immediately after such borrowings, there is an asset coverage of at least 300% and that in the event such asset coverage falls below this percentage, the Fund shall reduce the amount of its borrowings, within three days, to an extent that the asset coverage shall be at least 300%.

Illiquid Securities

A Fund may not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

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Money Market Instruments

The Funds may invest in money market instruments. Money market instruments are short-term debt instruments that have terms-to-maturity of 397 days or less and exhibit high quality credit profiles. Money market instruments include U.S. government securities and repurchase agreements.

Repurchase Agreements

The Funds may enter into repurchase agreements. Repurchase agreements are contracts in which the seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by EGA as a short-term investment vehicle for cash positions. When a Fund enters into a repurchase agreement, it purchases securities from a bank or broker-dealer, which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund. Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. A Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreement, together with any other illiquid securities held by the Fund, would exceed 15% of the value of the net assets of the Fund.

The Funds may also enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. Reverse repurchase agreements may be considered a form of borrowing for some purposes and may create leverage. The Funds will designate cash and liquid securities in an amount sufficient to cover its repurchase obligations and will mark-to-market such amounts daily.

Segregated Assets

When engaging in (or purchasing) options, futures or other derivative transactions, a Fund will cause its fund accountant or custodian to earmark on the books of the Fund cash, U.S. government securities or other liquid portfolio securities, which shall be unencumbered and marked-to-market daily. (Any such assets and securities designated by the fund accountant or custodian on the Fund’s records are referred to in this SAI as “Segregated Assets.”) Such Segregated Assets shall be maintained in accordance with pertinent positions of the SEC.

Investment Company Securities

Securities of other investment companies, including closed-end funds, offshore funds and ETFs, may be acquired by a Fund to the extent that such purchases are consistent with the Fund’s investment objective and restrictions and are permitted under the 1940 Act. The 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund’s total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of a Fund’s total assets will be invested in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. In the alternative, a Fund may purchase shares of another investment company so long as after the purchase not more than 3% of the outstanding stock of the investment company is owned by the Fund and all of its affiliates. Certain exceptions to these limitations may apply, and the Funds may also rely on any future applicable SEC rules or orders that provide exceptions to these limitations. As a shareholder of another investment company, a Fund would bear, along with other shareholders, the Fund’s pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the expenses that a Fund would bear in connection with its own operations.

Loans of Portfolio Securities

A Fund may lend its portfolio securities to qualified broker-dealers and financial institutions pursuant to agreements that provide, among other things, that the qualified institutional investors post appropriate collateral. A Fund will receive any interest or dividends paid on the loaned securities. The aggregate market value of securities loaned will not at any time exceed 33 1 /3% of the total assets of the Fund. Collateral will consist of U.S. and non-U.S. securities, cash equivalents or irrevocable letters of credit. The Fund may call the loan at any time and receive the securities loaned. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of a borrower of a Fund’s portfolio securities. In addition, a Fund may not be able to recall securities while they are on loan in time to vote proxies related to those securities.

Each Fund currently does not participate in a securities lending program.

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U.S. Government Securities

U.S. government securities are issued by the U.S. government or one of its agencies or instrumentalities. Some, but not all, U.S. government securities are backed by the full faith and credit of the federal government. Other U.S. government securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

Futures and Other Derivatives

When a Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Fund an amount referred to as the “initial margin.” This amount is maintained either with the futures commission merchant or in a segregated account at the Fund’s custodian bank. Thereafter, a “variation margin” may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.

An Underlying ETF may at times invest in certain futures, options and swap contracts. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the Fund or Underlying ETF could lose more than the amount it invests. Many derivative transactions are entered into over-the-counter (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Underlying ETF’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the Underlying ETF’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Underlying ETF’s rights as a creditor (e.g., the Underlying ETF may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the Underlying ETF’s derivative positions at any time.

Cybersecurity Risk

The Funds, like all companies, may be susceptible to operational and information security risks, or risks of catastrophic systems failures by critical service providers. Cybersecurity or critical systems failures or breaches of the Funds, their service providers, index providers, Authorized Participants or the issuers of securities in which the Funds invest, have the ability to cause disruptions, impact business operations and impede trading, potentially resulting in financial losses, the inability of Authorized Participants to process transactions, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Funds and their shareholders could be negatively impacted as a result.

SPECIAL CONSIDERATIONS

Name Policies

The Funds have adopted non-fundamental investment policies obligating them to invest, under normal market conditions, at least 80% of their assets in equity securities or investments, such as ADRs or GDRs, that are the type of investments, in the particular industry or industries, or are economically tied to the particular country or geographic region, suggested by a Fund’s name, as applicable. For purposes of each such investment policy, “assets” include a Fund’s net assets, plus the amount of any borrowings for investment purposes. A Fund will provide investors with at least 60 days’ notice prior to changes in this policy.

Tracking and Correlation

The Funds seek investment results that correspond to the price and yield performance of their respective Underlying Indices, although several factors may affect their ability to achieve this correlation, including, but not limited to: (1) a Fund’s expenses, including brokerage (which may be increased by high portfolio turnover) and the cost of the investment techniques employed by that Fund; (2) a Fund’s holding of less than all of the securities in the Underlying Index, including as part of a “representative sampling” strategy, and holding securities not included in the Underlying Index; (3) an imperfect correlation between the performance of a Fund’s investments and those of its Underlying Index; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) holding instruments traded in a market that has become illiquid or disrupted; (6) a Fund’s Share prices being rounded to the nearest cent; (7) changes to the benchmark index that are not disseminated in advance; (8) the need to conform a Fund’s portfolio holdings to comply with investment restrictions or policies, or regulatory or tax law requirements; (9) early and unanticipated closings of the markets on which the holdings of a Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions; and (10) a Fund’s holdings of cash or cash equivalents, or otherwise not being fully invested in securities of its Underlying Index. While close tracking of any Fund to its benchmark may be achieved on any single trading day, over time the cumulative percentage increase or decrease in the NAV of the Shares of a Fund may diverge significantly from the cumulative percentage decrease or increase in the benchmark due to a compounding effect.

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Diversification Status

Each Fund is a “non-diversified” series of the Trust. A Fund’s classification as a “non-diversified” investment company means that the proportion of the Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each Fund, however, intends to seek to qualify as a “regulated investment company” (“RIC”) for purposes of the Internal Revenue Code of 1986 (the “Code”), which imposes diversification requirements on these Funds that are less restrictive than the requirements applicable to the “diversified” investment companies under the 1940 Act. A relatively high percentage of a “non-diversified” Fund’s assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. A “non-diversified” Fund’s portfolio, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio of a more diversified investment company.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental policies and may not be changed as to a Fund without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. Except with respect to borrowing, and unless otherwise indicated, all percentage limitations listed below apply to a Fund only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage that results from a relative change in values or from a change in a Fund’s total assets will not be considered a violation. Each Fund may not:

(1)	Borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.
(2)	Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own Shares.
(3)	Make loans if, as a result, more than 33⅓% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder which may be adopted, granted or issued by the SEC. This limitation does not apply to (i) the lending of portfolio securities; (ii) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies; and (iii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.
(4)	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein; and (ii) making, purchasing or selling real estate mortgage loans.
(5)	Purchase or sell commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) engaging in transactions involving currencies and futures contracts and options thereon; or (ii) investing in securities or other instruments that are secured by commodities.
(6)	Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.
(7)	Invest 25% or more of the Fund’s net assets in securities of issuers in any one industry or group of industries (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies), except that a Fund may invest 25% or more of its net assets in securities of issuers in the same industry to approximately the same extent that the Fund’s corresponding index concentrates in the securities of a particular industry or group of industries. Accordingly, if the Fund’s corresponding index stops concentrating in the securities of a particular industry or group of industries, the Fund will also discontinue concentrating in such securities.

MANAGEMENT OF THE TRUST

The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust. The Trustees appoint the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust. To help facilitate the discharge of its managerial duties, the Board has established a Nominating and Governance Committee and an Audit Committee, as discussed in more detail under “Board Committees” below.

The Trustees and officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with EGA, are listed below. Unless otherwise noted, the address of each Trustee of the Trust is 155 West 19th Street, New York, NY 10011.

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Board Leadership Structure

The Board is composed of four Trustees, three of whom are independent (the “Independent Trustees”). The Chairman of the Board, Robert C. Holderith, is an “interested person” (as that term is defined in the 1940 Act). The Chairman presides over Board meetings and approves agendas for the Board meetings in consultation with counsel to the Trust and the Independent Trustees, and the Trust’s various other service providers. While the Chairman of the Board is an interested person, the Board is also served by a “lead” Independent Trustee (the “Lead Trustee”), Jeffrey D. Haroldson. The Lead Trustee assists in the coordination and preparation of agendas for Board meetings, acts as liaison between the Independent Trustees and the officers of the Trust, EGA and counsel to the Independent Trustees, and serves as chair of separate meetings and/or sessions of the Independent Trustees.

The Board has determined that this leadership structure is appropriate given the size, function, and nature of the Trust, as well as the Board’s oversight responsibilities. The Board believes this structure will help ensure that proper consideration is given at Board meetings to matters deemed important to the Trust and its shareholders.

Independent Trustees

Name and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee

Robert Willens 1946	Trustee	Since 2009	Robert Willens, LLC (tax consulting), President, since January 2008.	16	Daxor Corp. (Medical Products and Biotechnology), since 2004.

Ron Safir 1951	Trustee	Since 2009	Retired, since 2008.	16	None

Jeffrey D. Haroldson 1957	Lead Independent Trustee	Trustee since 2009 and Lead Independent Trustee since 2014	Bridgeton Holdings LLC (real estate investment and development), Chief Operating Officer & General Counsel, since 2013; Lexden Capital, LLC (real estate and green energy financing), Senior Managing Director, since 2014; Ridgewood Capital Advisors LLC (consulting and business advisory services), President, since 2012; HDG Mansur Capital Group, LLC (international real estate company), President and Chief Operating Officer, 2004 to 2011.	16	None

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Interested Trustee

Name and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee

Robert C. Holderith(3) 1960	Trustee and President	Since 2008	Emerging Global Advisors, LLC, Managing Member and President, since September 2008.	16	None

(1)	Each Trustee holds office for an indefinite term.
(2)	The “Fund Complex” consists of 16 funds. As of March 31, 2016, nine funds were operational.
(3)	Mr. Holderith is considered to be an “interested person” of the Trust as defined in the 1940 Act, due to his relationship with EGA, the Funds’ investment adviser.

Officers

The officers of the Trust not named above are:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years

Marten S. Hoekstra Emerging Global Advisors, LLC 155 West 19th Street New York, NY 10011 1960	Executive Vice President	Since 2011

Chief Executive Officer, Emerging Global Advisors, LLC, since February 2011; Board of Directors, Securities Industry and Financial Markets Association, 2006 to 2011; UBS (and its predecessor, PaineWebber), 1983 to 2009 (including various executive positions starting in 2001).

Susan M. Ciccarone Emerging Global Advisors, LLC 155 West 19th Street New York, NY 10011 1973	Treasurer, Principal Financial Officer and Assistant Secretary	Since 2013	Chief Financial Officer, Emerging Global Advisors, LLC, since August 2012; Managing Director, Goldman Sachs & Co. 2009 to 2012; UBS Investment Bank, 2002 to 2009.

Maya Teufel Emerging Global Advisors, LLC 155 West 19th Street New York, NY 10011 1972	Chief Compliance Officer	Since 2015	General Counsel and Chief Compliance Officer, Emerging Global Advisors, LLC, since November 2013; Vice President, Corporate Counsel, Jennison Associates LLC (Prudential Financial, Inc.), 2005 to November 2013.

(1)	Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

Share Ownership

As of December 31, 2015, the Independent Trustees did not own any securities issued by the Adviser, the Distributor, or any company controlling, controlled by, or under common control with the Adviser or the Distributor. Information relating to each Trustee’s ownership (including the ownership of his or her immediate family) in the Funds in this SAI and in all registered investment companies in the Fund Complex as of December 31, 2015 is set forth in the chart below.

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Name	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Trustee in Family of Investment Companies
Independent Trustees:
Robert Willens	None	None
Ron Safir	None	None
Jeffrey D. Haroldson	None	None

Interested Trustee:
Robert C. Holderith	None	$1-$10,000

Trustees’ Compensation

The following table sets forth certain information with respect to the compensation of each Trustee for the fiscal year ended March 31, 2016:

Name	Annual Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Total Compensation From the Trust and Fund Complex Paid to Trustees
Independent Trustees:
Robert Willens	$61,000	$0	$61,000
Ron Safir	$51,000	$0	$51,000
Jeffrey D. Haroldson	$66,000	$0	$66,000

Interested Trustee:
Robert C. Holderith	$0	$0	$0

No officer of the Trust who is also an officer or employee of EGA receives any compensation from the Trust for services to the Trust. Each Trustee who is not affiliated with EGA receives an annual retainer from the Fund Complex of $40,000 plus $2,500 for each regularly scheduled in-person meeting attended ($1,250 for participation telephonically) and $1,000 for each in-person special meeting attended ($500 for participation telephonically). The Lead Trustee receives an additional annual retainer from the Fund Complex of $15,000 and the Audit Committee Chair receives an additional annual retainer from the Fund Complex of $10,000. Each Trustee and officer is also reimbursed from the Fund Complex for out-of-pocket expenses incurred in connection with travel to and attendance at Board meetings. These fees are subject to the Unified Fee (as defined below).

Trustee Qualifications

Information on the Trust’s officers and Trustees appears above. Such information includes business activities of the Trustees during the past five years and beyond. In addition to personal qualities – such as integrity, trustworthiness, and responsibility – the role of an effective Trustee also requires the ability to comprehend, discuss and critically analyze materials and issues presented in exercising judgments and reaching informed conclusions relevant to their duties and fiduciary obligations.

In particular, each Trustee has significant experience in the financial industry. Prior to founding EGA, Mr. Holderith held a senior management position with a prominent ETF advisory firm. Mr. Haroldson was, until recently, President and COO of a global real estate fund management firm, COO and General Counsel of a real estate investment firm, and President of a venture capital and private equity firm, and previously an Executive in the Corporate Investment Banking and Markets Division of HSBC. Mr. Safir was, until recently, the Chief Administrative Officer of UBS Wealth Management. Mr. Willens currently runs his own tax consulting firm and was previously Managing Director of Equity Research at a major investment banking firm. The Board therefore believes that the specific background of each Trustee, combined with their abilities and personal qualities, evidences these abilities and is appropriate to their service on the Board. The Board will regularly re-assess its qualifications in their annual self-assessment.

Board Committees

Audit Committee. The Audit Committee is composed of all of the Independent Trustees. Robert Willens is the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) select, oversee and set the compensation of the Trust’s independent registered public accounting firm; (ii) oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) oversee the quality and objectivity of each Fund’s financial statements and the independent audit(s) thereof; and (iv) act as a liaison between the Trust’s independent registered public accounting firm and the full Board. There were two Audit Committee meetings during the fiscal year ended March 31, 2016.

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Nominating and Governance Committee. The Nominating and Governance Committee is composed of all of the Independent Trustees. Ron Safir is the Chairman of the Nominating and Governance Committee. The Nominating and Governance Committee has the responsibility, among other things, to: (i) make recommendations and consider shareholder recommendations for nominations for Board members; (ii) periodically review Independent Trustee compensation; (iii) monitor the process to assess Board effectiveness; and (iv) develop and implement the Funds’ governance policies. There were no Nominating and Governance Committee meetings held during the fiscal year ended March 31, 2016.

While the Nominating and Governance Committee is solely responsible for the selection and nomination of Trustee candidates, the Nominating and Governance Committee may consider nominees recommended by Fund shareholders. The Nominating and Governance Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Trust, c/o Emerging Global Advisors, LLC, 155 West 19th Street, New York, NY 10011. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the individual’s qualifications. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating and Governance Committee. Because the Trust does not hold annual shareholder meetings, there is no guarantee that a nominee will be submitted for election in a particular year. Nominations will only be maintained by the Trust for a period from one year of receipt and will be considered by the Nominating and Governance Committee for any shareholder meetings held during that year for the election of Trustees.

Oversight of Risk

The Board regularly supervises the risk management and oversight of the Trust as part of its general oversight responsibilities throughout the year at regular Board meetings and through regular reports from the Trust’s service providers. These reports address certain investment, valuation and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues.

The Board considers risk as part of its regular review of the activities of the Adviser with respect to the Trust, including risks related to the duties and responsibilities of the day-to-day portfolio managers and their compensation, as well as risks related to the technology and other facilities used to manage the Funds. The Board receives regular written reports describing and analyzing the investment performance of the Funds. In addition, the portfolio managers of the Funds meet regularly with the Board to discuss portfolio performance, including risks inherent in tracking the applicable Underlying Indices.

The Board receives regular compliance reports from the Trust’s Chief Compliance Officer (“CCO”), and meets regularly with the CCO to discuss compliance issues, including the alleviation of compliance-related risks. The Independent Trustees meet at least quarterly in executive session with the CCO and, as required under SEC rules, the CCO prepares and presents an annual written compliance report to the Board. The Board adopts compliance policies and procedures for the Trust and approves such procedures for the Trust’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

EGA provides the Board with regular written reports that monitor fair valued securities, if any, the reasons for the fair valuation and the methodology used to arrive at the fair value. These reports also include information concerning illiquid securities, if any, within the Fund’s portfolio.

In addition, the Audit Committee, which is composed of the Independent Trustees, monitors, among other things, the Trust’s internal controls, accounting and financial reporting policies. In addition, the Trust’s Audit Committee reviews valuation procedures and pricing results with the Trust’s auditors in connection with the Audit Committee’s review of the results of the audit of the Trust’s year-end financial statements.

Notwithstanding these oversight efforts, the Board recognizes that not all risks are capable of identification, control, and/or mitigation.

Control Persons and Principal Holders of Securities

Any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of a Fund is presumed to control that Fund under the provisions of the 1940 Act. A controlling person may possess the ability to control the outcome of matters submitted for shareholder vote of that Fund. Because the Funds had not yet commenced operations as of the date of this SAI, no persons own 5% or more of the Shares of the Funds. As of the date of this SAI, the Trustees and officers of the Trust owned in the aggregate less than 1% of the Shares of any of the Funds.

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INVESTMENT ADVISORY, PRINCIPAL UNDERWRITING
AND OTHER SERVICE ARRANGEMENTS

Investment Adviser

EGA, a Delaware limited liability company located at 155 West 19th Street, New York, NY 10011, is the investment adviser to the Funds. Marten S. Hoekstra is the Chief Executive Officer of EGA. Robert C. Holderith is the President of EGA. EGA is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”). As of June 30, 2016, EGA had approximately $899 million in assets under management.

On May 10, 2016, EGA entered into an agreement with Columbia Management Investment Advisers, LLC (“Columbia Threadneedle”) whereby Columbia Threadneedle, a subsidiary of Ameriprise Financial, Inc., will acquire EGA (the “Transaction”). The Transaction, when completed, will constitute a change in control of EGA and cause the Funds’ current investment advisory agreements with EGA to automatically terminate. The Transaction is expected to close in the second half of 2016, subject to the satisfaction or waiver of certain conditions, including among others, obtaining certain approvals by shareholders of the Funds. Upon closing of the Transaction, Columbia Threadneedle will serve as the investment adviser to the Funds.

The Adviser provides investment advisory services to each Fund pursuant to Amended and Restated Investment Advisory Agreements dated March 1, 2013, between the Trust and the Adviser (collectively, the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Adviser has overall responsibility, subject to Board oversight, for the management and investment of each Fund’s securities portfolio.

Under the Advisory Agreement, each Fund pays a unified fee (“Unified Fee”), which obligates EGA to pay all ordinary operating expenses of the Funds from EGA’s advisory fee or other resources. The Unified Fee does not cover the fee payment under the Advisory Agreement, payments under each series’ Rule 12b-1 plan (if implemented), brokerage expenses, taxes, interest, litigation expenses and other non-routine or extraordinary expenses.

For the investment advisory services provided to the Funds, EGA is entitled to receive the following advisory fees:

Fund	Aggregate Fee as a Percentage of Daily Average Net Assets
EGShares Beyond BRICs Emerging Asia Consumer ETF	0.85%
EGShares EM Equity Value ETF	0.85%
EGShares Emerging Markets Core Balanced ETF	0.55%

EGA has implemented breakpoints in the investment advisory fee paid by the EGShares Asia Consumer Demand ETF at specified asset levels. Under this arrangement, for the investment advisory services provided to the Fund, EGA is entitled to receive a fee equal to the percentage of daily net assets of the Fund at the asset level breakpoints specified below.

$0–$1,000,000,000:	0.85%
$1,000,000,001–$2,000,000,000:	0.75%
$2,000,000,001 and up:	0.65%

EGA has agreed to reimburse the EGShares Asia Consumer Demand ETF certain expenses in an amount equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investments in affiliated funds (the “ACON Fee Reimbursement Agreement”).  The ACON Fee Reimbursement Agreement cannot be terminated except with the approval of the Fund’s Board, and shall automatically terminate upon the termination of the Fund’s Advisory Agreement or in the event of merger or liquidation of the Fund.

Portfolio Managers

Compensation of the Portfolio Managers and Other Accounts Managed.

For his services as President of EGA and lead portfolio manager of the Funds, Robert C. Holderith receives an annual salary from EGA and an annual bonus from time to time based on individual performance and the overall annual profitability of EGA. For his services as Senior Portfolio Manager of EGA, Frank Vallario receives an annual salary from EGA and an annual bonus from time to time based on individual performance and the overall profitability of EGA, As of the date of this SAI, Mr. Holderith and Mr. Vallario managed nine EGA funds that, like the Funds, are series of the Trust and have investment strategies of replicating underlying indices. The nine other EGA funds managed by Mr. Holderith and Mr. Vallario had, as of June 30, 2016, approximately $899 million in total assets under management. None of the EGA funds are subject to a performance fee. Mr. Holderith and Mr. Vallario do not manage any other accounts.

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Description of Material Conflicts of Interest.

Although the series of the Trust that are managed by Mr. Holderith and Mr. Vallario may have different investment strategies, each has a portfolio objective of replicating its underlying index. EGA does not believe that management of the different series of the Trust presents a material conflict of interest for Mr. Holderith or Mr. Vallario.

Portfolio Managers’ Ownership of Shares of the Funds.

As of the date of this SAI, Mr. Holderith and Mr. Vallario did not own any Shares of the Funds.

Administrator and Fund Accountant

The Bank of New York Mellon (“BNY Mellon”) serves as Administrator and Fund Accountant for the Funds. Its principal address is 101 Barclay Street, New York, NY 10286. Under the Fund Administration and Accounting Agreement with the Trust, BNY Mellon provides necessary administrative, tax, accounting services, compliance and financial reporting for the maintenance and operations of the Trust and each Fund. In addition, BNY Mellon makes available the office space, equipment, personnel and facilities required to provide such services. As compensation for the foregoing services, BNY Mellon receives certain out-of-pocket costs, transaction fees and asset based fees, which are paid for by EGA on behalf of the Trust pursuant to the Unified Fee.

Custodian and Transfer Agent

BNY Mellon also serves as custodian for the Funds pursuant to a Custody Agreement. Under the Custody Agreement with the Trust, BNY Mellon maintains in separate accounts cash, securities and other assets of the Trust and each Fund, keeps the accounts and records related to these services, and provides other services. BNY Mellon is required, upon the order of the Trust, to deliver securities held by BNY Mellon and to make payments for securities purchased by the Trust for each Fund. As compensation for the foregoing services, BNY Mellon receives certain out-of-pocket costs, transaction fees and asset based fees, which are paid for by EGA on behalf of the Trust pursuant to the Unified Fee.

Pursuant to a Transfer Agency and Services Agreement with the Trust, BNY Mellon acts as transfer agent for each Fund’s authorized and issued Shares, and as dividend disbursing agent of the Trust. As compensation for the foregoing services, BNY Mellon receives certain out-of-pocket costs, transaction fees and asset based fees, which are paid for by EGA on behalf of the Trust pursuant to the Unified Fee.

Distributor

ALPS is the Distributor of each Fund’s Shares. Its principal address is 1290 Broadway, Suite 1100, Denver, CO 80203. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund Shares. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading ‘‘Creation and Redemption of Creation Unit Aggregations.’’

The Distributor also acts as agent for the Trust. The Distributor will deliver a prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor has no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

Independent Registered Public Accounting Firm

BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, PA 19103, the Trust’s independent registered public accounting firm, examines each Fund’s financial statements and may provide other audit, tax and related services, subject to approval by the Audit Committee when applicable.

Counsel

Stradley Ronon Stevens & Young, LLP, 2005 Market Street, Suite 2600, Philadelphia, PA 19103, serves as counsel to the Trust.

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Costs and Expenses

Under the Unified Fee, EGA has a contractual obligation to pay all ordinary operating expenses of the Funds. EGA pays all expenses of each Fund, except for the fee payment under the investment advisory agreements between EGA and the Trust, payments under each Fund’s Rule 12b-1 plan (if implemented), brokerage expenses, taxes, interest, litigation expenses, and other non-routine or extraordinary expenses.

Rule 12b-1 Plan

Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved a Distribution and Service Plan under which each Fund may pay financial intermediaries such as broker-dealers and investment advisers (“Authorized Firms”) up to 0.25%, on an annualized basis, of average daily net assets of the Fund as reimbursement or compensation for distribution-related activities with respect to the Shares of the Fund and shareholder services. Under the Distribution and Service Plan, the Trust or the Distributor may enter into agreements (“Distribution and Service Agreements”) with Authorized Firms that purchase Shares on behalf of their clients. There are currently no plans to impose these distribution fees on the Funds.

The Distribution and Service Plan and Distribution and Service Agreements will remain in effect for a period of one year and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees and the Independent Trustees. All material amendments of the Distribution and Service Plan must also be approved by the Trustees in the manner described above. The Distribution and Service Plan may be terminated at any time by a majority of the Trustees as described above or by vote of a majority of the outstanding Shares of the affected Fund. The Distribution and Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding Shares of the affected Fund on not more than 60 days’ written notice to any other party to the Distribution and Service Agreements. The Distribution and Service Agreements shall terminate automatically if assigned. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Distribution and Service Plan will benefit the Funds and holders of Shares of the Funds. In the Trustees’ quarterly review of the Distribution and Service Plan and Distribution and Service Agreements (if implemented), they will consider their continued appropriateness and the level of compensation and/or reimbursement provided therein.

The Distribution and Service Plan is intended to permit the financing of a broad array of distribution-related activities and services, as well as shareholder services, for the benefit of investors. These activities and services are intended to make the Shares an attractive investment alternative, which may lead to increased assets, increased investment opportunities and diversification, and reduced per share operating expenses.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

EGA has general responsibility for placing orders on behalf of the Fund for the purchase or sale of portfolio securities. Pursuant to the Advisory Agreement, EGA is authorized to select the brokers or dealers that will execute the purchases and sales of securities for the Fund and is directed to implement the Trust’s policy of using best efforts to obtain the best available price and most favorable execution. When securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, EGA relies upon its experience and knowledge regarding commissions generally charged by various brokers. EGA effects transactions with those brokers and dealers that it believes provide the most favorable prices and are capable of providing efficient executions. The sale of Fund Shares by a broker-dealer is not a factor in the selection of broker-dealers and EGA does not currently participate in soft dollar transactions with respect to the Fund.

Portfolio Holding Disclosure Policies and Procedures

The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. The Board must approve all material amendments to this policy. The Funds’ portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of each Fund.

Proxy Voting Policy

The Board has delegated to EGA the responsibility to vote proxies with respect to the portfolio securities held by the Funds. In delegating proxy responsibilities, the Board requires that proxies be voted consistent with a Fund’s and its shareholders’ best interests. In addition, the Board requires that, in the event of a conflict of interest, EGA vote proxies in the manner prescribed by the proxy voting policy of EGA. EGA has adopted policies and procedures with respect to voting proxies relating to securities held in client accounts for which it has discretionary authority. Information on how EGA voted proxies on behalf of a Fund relating to portfolio securities during the most recent 12-month period (or shorter, as applicable) ended June 30 may be obtained (i) without charge through the Fund’s website at www.emergingglobaladvisors.com; and (ii) on the SEC’s website at http://www.sec.gov. A summary of the proxy voting policy of EGA is included as Appendix A to this SAI.

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Codes of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Board of Trustees has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Adviser and the Distributor (collectively the “Codes”). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from any person’s employment activities and that actual and potential conflicts of interest are avoided. The Codes apply to the personal investing activities of certain individuals employed by or associated with the Trust, the Adviser or the Distributor (“Access Persons”). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that may be purchased or held by a Fund. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

Portfolio Turnover

No portfolio turnover rate is disclosed because the Funds had not commenced investment operations prior to the date of this SAI.

ADDITIONAL INFORMATION CONCERNING SHARES

Description of Shares of Beneficial Interest

Each Fund is authorized to issue an unlimited number of Shares of beneficial interest without par value. Each Share of beneficial interest represents an equal proportionate interest in the assets and liabilities of the Fund and has identical voting, dividend, redemption, liquidation and other rights and preferences as the other Shares of the Fund.

Under Delaware law, the Trust is not required to, and the Trust does not presently intend to, hold regular annual meetings of shareholders. Meetings of the shareholders of one or more of the Funds may be held from time to time to consider certain matters, including changes to a Fund’s fundamental investment policies, changes to the Advisory Agreement and the election of Trustees when required by the 1940 Act.

When matters are submitted to shareholders for a vote, shareholders are entitled to one vote per Share with proportionate voting for fractional Shares. The Shares of a Fund do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have authority, from time to time, to divide or combine the Shares of the Fund into a greater or lesser number of Shares so affected. In the case of a liquidation of a Fund, each shareholder of the Fund will be entitled to share, based upon the shareholder’s percentage ownership, in the distribution of assets, net of liabilities, of the Fund. No shareholder is liable for further calls or assessment by a Fund.

On any matter submitted to a vote of the shareholders, all Shares shall vote in the aggregate without differentiation between the Shares of the separate series of the Trust or separate classes of a series, if any, provided that (i) with respect to any matter that affects only the interests of some but not all series, then only the Shares of such affected series, voting separately, shall be entitled to vote on the matter; (ii) with respect to any matter that affects only the interests of some but not all classes, then only the Shares of such affected classes, voting separately, shall be entitled to vote on the matter; and (iii) notwithstanding the foregoing, with respect to any matter as to which the 1940 Act or other applicable law or regulation requires voting by series or by class, then the Shares of the Trust shall vote as prescribed in that law or regulation.

Book Entry Only System

The information in this section has been obtained from The Depository Trust Company (“DTC”), New York, NY.

DTC acts as securities depository for the Shares. The Shares are issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. Except as provided in this section, certificates for Shares will not be issued to Beneficial Owners (as defined below).

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DTC is the world’s largest securities depository and is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the 1934 Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity issues, corporate and municipal debt issues, and money market instruments (from over 100 countries) that DTC’s participants (“DTC Participants”) deposit with DTC. DTC also facilitates the post-trade settlement among DTC Participants of sales and other securities transactions in deposited securities, through electronic computerized book-entry transfers and pledges between DTC Participants’ accounts. This eliminates the need for physical movement of securities certificates. DTC Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”). DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, and clearing corporations that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”). The DTC Rules applicable to DTC Participants are on file with the SEC. More information about DTC can be found at www.dtcc.com.

Purchases of Shares under the DTC system must be made by or through DTC Participants, which will receive a credit for the Shares on DTC’s records. The ownership interest of each actual purchaser of each Share (referred to in this section as “Beneficial Owners”) is in turn to be recorded on the DTC Participant’s and Indirect Participant’s records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the DTC Participant or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in Shares will be accomplished by entries made on the books of DTC Participants and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in Shares, except in the event that use of the book-entry system for the Shares is discontinued.

To facilitate subsequent transfers, all Shares deposited by DTC Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co., or such other name as may be requested by an authorized representative of DTC. The deposit of Shares with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the Shares; DTC’s records reflect only the identity of the DTC Participants to whose accounts such Shares are credited, which may or may not be the Beneficial Owners. The DTC Participants and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to DTC Participants, by DTC Participants to Indirect Participants, and by DTC Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Neither DTC nor Cede & Co. (nor any other DTC nominee) will consent or vote with respect to Shares unless authorized by a DTC Participant in accordance with DTC’s MMI Procedures. Under its usual procedures, DTC mails an Omnibus Proxy to the Trust as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.’s consenting or voting rights to those DTC Participants whose accounts are credited with Shares on the record date (identified in a listing attached to the Omnibus Proxy).

Distributions and dividend payments on the Shares will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit DTC Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from the Trust, on payable date in accordance with their respective holdings shown on DTC’s records. Payments by DTC Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such DTC Participant and not of DTC or the Trust, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of distributions and dividend payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of the Trust, disbursement of such payments to DTC Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of DTC Participants and Indirect Participants.

DTC may discontinue providing its service as depository with respect to Shares at any time by giving reasonable notice to the Trust. Under such circumstances, in the event that a successor depository is not obtained, Share certificates are required to be printed and delivered. The Trust may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, Share certificates will be printed and delivered to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from DTC, which the Trust believes to be reliable, but the Trust takes no responsibility for the accuracy thereof.

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CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation

The Trust issues and sells Shares of a Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their NAVs next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A “Business Day” is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Deposit of Securities and Deposit or Delivery of Cash

Except for cash in lieu transactions, as described below, the consideration for purchase of Creation Unit Aggregations of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities — the “Deposit Securities” — per each Creation Unit Aggregation constituting a substantial replication or a representative sampling of the securities included in the Underlying Index (“Fund Securities”) and an amount of cash — the “Cash Component” — computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of a Fund.

The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the “Deposit Amount” — an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number ( i.e ., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number ( i.e .., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

Prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the Custodian makes available through NSCC the list of the names and the required number of shares of each Deposit Security and the Cash Component to be included in the current Fund Deposit for each Fund. The composition of the Fund Deposit is based on information at the end of the previous Business Day, and is applicable to any creations of Creation Unit Aggregations of the Fund until the next-announced composition of the Fund Deposit is made available, subject to any adjustments as described below.

The identity and number of shares of the Deposit Securities and the Cash Component required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities and the Cash Component may also change in response to adjustments to the weighting or composition of the Fund Securities. In recognition of longer settlement periods for emerging market securities, the Adviser may at times engage in rebalancing trades, or the composition of the Deposit Securities may at times change, in advance of anticipated adjustments to the weighting or composition of the Underlying Index.

In addition, each Fund reserves the right to permit or require the substitution of an amount of cash — i.e. , a “cash in lieu” amount — to be added to the Cash Component in the following circumstances:

(i)        if, on a given Business Day, the Fund announces before the open of trading that all purchases, all redemptions or all purchases and redemptions on that day will be made entirely in cash;

(ii)        if, upon receiving a purchase or redemption order from an Authorized Participant (as defined below), the Fund determines to require the purchase or redemption, as applicable, to be made entirely in cash;

(iii)        if, on a given Business Day, the Fund requires all Authorized Participants purchasing or redeeming Shares on that day to deposit or receive (as applicable) cash in lieu of some or all of the Deposit Securities solely because: (a) such instruments are not eligible for transfer either through the NSCC or DTC; or (b) in the case of non-U.S. investments, such instruments are not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances; or

(iv)        if the Fund permits an Authorized Participant to deposit or receive (as applicable) cash in lieu of some or all of the Deposit Securities solely because: (a) such instruments are, in the case of the purchase of a Creation Unit, not available in sufficient quantity; (b) such instruments are not eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting; or (c) a shareholder would be subject to unfavorable income tax treatment if the shareholder receives redemption proceeds of non-U.S. investments in kind.

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If the Adviser notifies Distributor that a “cash in lieu” amount will be accepted, Distributor will notify the Authorized Participant and the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the “cash in lieu” amount, with any appropriate adjustments as advised by the Adviser. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC will be, in the ordinary course of business, at the expense of the Authorized Participant and will not affect the value of all Shares.

Procedures for Creation of Creation Unit Aggregations

To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be a DTC Participant (see “Book Entry Only System” above), and must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit Aggregations (“Participant Agreement”). A DTC Participant who has entered into a Participant Agreement is referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant that is an Authorized Participant.

All orders to create Creation Unit Aggregations (through an Authorized Participant) must be received in proper form by the Distributor no later than the closing time of the regular trading session on the Exchange (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) in order for the Creation Unit Aggregations to be effected based on the NAV of Shares of each Fund determined on that day. After 4:00 p.m., trades will continue to be accepted until 5:30 p.m., but will be priced at the next calculated NAV.

A cash order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason.

The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the “Placement of Creation Orders” section). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

Investors who are not Authorized Participants must place their orders for Creation Unit Aggregations with an Authorized Participant in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g. , to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor’s broker through an Authorized Participant. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement.

Orders for Creation Unit Aggregations

Authorized Participants placing orders for Creation Unit Aggregations should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Authorized Participants placing orders for Creation Unit Aggregations should also ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Placement of Creation Orders

For each Fund, the Custodian shall cause the sub-custodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Fund Deposit (or the cash value of all or part of such of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s) on or before the Contractual Settlement Date. The “Contractual Settlement Date” is the earlier of (i) the date upon which all of the required Deposit Securities, the Cash Component and any other cash amounts which may be due are delivered to the Custodian or the applicable sub-custodian and (ii) the latest day for settlement on the customary settlement cycle in the jurisdiction(s) where any of the securities of the relevant Fund are customarily traded. The Authorized Participant must also make available on or before the Contractual Settlement Date, by means satisfactory to the Adviser, immediately available or same day funds estimated by the Adviser to be sufficient to pay the Cash Component next determined after acceptance of the creation order, together with the applicable creation transaction fee (as described below under “Creation Transaction Fee”). Any excess funds will be returned following settlement of the issue of the Creation Unit Aggregation.

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To the extent contemplated by the applicable Participant Agreement, Creation Unit Aggregations of a Fund will be issued to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105% of the value of the missing Deposit Securities, which the Adviser may change from time to time. The Participant Agreement will permit the Adviser to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Adviser of purchasing such Deposit Securities and the value of the collateral, which may be sold by the Adviser at such time, and in such manner, as the Adviser may determine in its sole discretion.

Acceptance of Orders for Creation Unit Aggregations

The Adviser or Distributor reserves the absolute right to reject or revoke a creation order transmitted to the Distributor in respect of a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Adviser or any Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Adviser, have an adverse effect on the Adviser or the rights of beneficial owners of a Fund; or (vii) in the event that circumstances outside the control of the Custodian, the Distributor or the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify the Authorized Participant of its rejection or revocation of the order. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee

Authorized Participants will be required to pay a fixed creation transaction fee in the amount described below, per order, as of the date of this SAI, to BNY Mellon regardless of the number of creation units per order and regardless of whether or not the creations are in-kind or all cash. Any additional costs associated with transferring the securities constituting the Deposit Securities to the account of the Trust are borne by the Authorized Participants.

Fund	Transaction Fee
EGShares Asia Consumer Demand ETF	$2,500
EGShares Beyond BRICs Emerging Asia Consumer ETF	$1,000
EGShares EM Equity Value ETF	$2,000
EGShares Emerging Markets Core Balanced ETF	$3,000

Redemption of Fund Shares in Creation Units Aggregations

Fund Shares may be redeemed only by an Authorized Participant in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. A Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial Owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation and such Shares must be held in the account of a single Authorized Participant in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

With respect to each Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

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Unless cash redemptions are available or specified for a Fund (as discussed under “Deposit of Securities and Deposit or Delivery of Cash” above), the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities as announced on the Business Day of the request for redemption received in proper form, plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee. In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of a Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC. In addition, payment for redemptions may be delayed due to local holidays or closures in certain countries, as discussed below.

Redemption Transaction Fee

The redemption transaction fees for each Fund are the same as the creation transaction fees set forth above.

Placement of Redemption Orders

Orders to redeem Creation Unit Aggregations must be delivered through an Authorized Participant. Investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. Orders to redeem Creation Unit Aggregations must be placed no later than the Closing Time. Such orders, if accepted, will receive that Business Day’s NAV per Creation Unit. Deliveries of Fund Securities to redeeming investors generally will be made within three Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. See below for a list of the local holidays in the foreign countries relevant to the Fund.

In connection with taking delivery of shares of Fund Securities upon redemption of shares of a Fund, a redeeming Beneficial Owner, or Authorized Participant acting on behalf of a redeeming Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account the Fund Securities will be delivered.

To the extent contemplated by a Participant Agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit Aggregation to be redeemed to the Funds’ Transfer Agent, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing Shares as soon as possible. Such understanding shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked-to-market daily) at least equal to 105% of the value of the missing Shares, which the Adviser may change from time to time.

The current procedures for collateralization of missing Shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately-available funds and shall be held by the Custodian and marked-to-market daily, and that the fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Authorized Participant’s agreement will permit the Adviser, on behalf of the affected Fund, to purchase the missing Shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Adviser of purchasing such Shares and the value of the collateral.

The calculation of the value of each of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under “Determination of Net Asset Value” computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Custodian by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the relevant Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian as of such Transmittal Date. If, however, a redemption order is submitted to the Custodian by a DTC Participant not later than the Closing Time on the Transmittal Date but either (i) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Trust, i.e ., the Business Day on which the Shares of the relevant Fund are delivered through DTC to the Custodian by the DTC Cut-Off-Time pursuant to a properly submitted redemption order.

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If it is not possible to effect deliveries of the Fund Securities, the Adviser may, in its sole discretion, exercise its option to redeem such Shares in cash, and the redeeming Authorized Participant will be required to receive its redemption proceeds in cash (see discussion of cash redemptions under “Deposit of Securities and Deposit or Delivery of Cash” above). In addition, an Authorized Participant may request a redemption in cash that a Fund may, in its sole discretion, permit, to the extent permitted under its SEC exemptive order. In either case, the Authorized Participant will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified under “Redemption of Fund Shares in Creation Units Aggregations” above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion and to the extent permitted under its SEC exemptive order, provide the Authorized Participant a portfolio of securities that differs from the exact pro rata composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant, or an investor for which it is acting, that is subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Regular Holidays

Because the portfolio securities of each Fund may trade on their relevant exchange(s) on days that the Exchange is closed or are otherwise not Business Days for the Funds, shareholders may not be able to purchase and sell Shares of a Fund on the Exchange on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets. Each Fund generally intends to pay for redemptions of Creation Units on a basis of “T” ( i.e., trade date) plus three Business Days ( i.e. , days on which the Exchange is open). A Fund may pay for redemptions of Creation Units on a basis other than T plus three in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to pay in-kind redemptions within three Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within a normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming Authorized Participants, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for a Fund, in certain circumstances. The holidays applicable to the Funds during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Pursuant to an exemptive order issued to the Adviser, each Fund will be required to deliver redemption proceeds in not more than fourteen days. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed fourteen days. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” ( e.g. , days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

The table below shows the regular holidays in calendar year 2016 (the only year for which holidays are known at the time of this SAI filing), or the dates on which the local exchange may be closed for settlement in a particular currency, that may, therefore, affect the relevant securities markets of the countries listed below:

Argentina				Bahrain
Jan-1	Mar-25	Aug-15	Dec-9	May-1	Sep-12	Oct-10	Dec-12
Feb-8	May-25	Oct-10	Dec-30	Jul-6	Sep-13	Oct-11	Dec-18
Feb-9	Jun-20	Nov-28		Jul-7	Sep-14	Oct-12
Mar-24	Jul-8	Dec-8		Sep-11	Oct-2	Dec-11
The Bahraini market is closed every Friday.

Bangladesh				Botswana
Feb-21	Jul-3	Aug-25	Oct-12	Jan-1	Mar-28	Jul-18	Dec-26
Mar-17	Jul-5	Sep-11	Nov-7	Jan-2	May-2	Jul-19	Dec-27
Mar-26	Jul-6	Sep-12	Dec-12	Mar-25	May-5	Sep-30
Apr-14	Jul-7	Sep-13	Dec-13	Mar-26	Jul-1	Oct-1
May-1	Aug-15	Sep-14	Dec-25
May-23	Aug-24	Oct-11
The Bangladeshi market is closed every Friday.

23

Brazil				Bulgaria
Jan-1	Feb-9	May-26	Nov-15	Jan-1	Mar-28	May-23	Sep-22
Jan-20	Feb-10	Sep-7	Dec-30	Mar-3	Apr-29	May-24	Sep-23
Jan-25	Mar-25	Oct-12		Mar-3	May-2	Sep-5	Dec-26
Feb-8	Apr-21	Nov-2		Mar-25	May-6	Sep-6

Chile				China
Jan-1	Jun-27	Sep-19	Dec-8	Jan-1	Feb-16	Jun-9	Oct-5
Mar-24	Aug-15	Oct-10	Dec-23	Jan-18	Apr-4	Jun-10	Oct-6
Mar-25	Sep-16	Oct-31	Dec-30	Feb-8	May-2	Jul-4	Oct-7
May-23	Sep-18	Nov-1		Feb-9	May-3	Sep-5	Oct-10
				Feb-10	May-4	Sep-15	Nov-11
				Feb-11	May-5	Sep-16	Nov-24
				Feb-12	May-6	Oct-3	Dec-26
				Feb-15	May-30	Oct-4

Colombia				Croatia
Jan-1	Mar-25	Jul-4	Nov-7	Jan-1	Mar-28	Aug-5	Dec-26
Jan-11	May-9	Jul-20	Nov-14	Jan-6	May-26	Aug-15
Mar-21	May-30	Aug-15	Dec-8	Mar-25	Jun-22	Nov-1
Mar-24	Jun-6	Oct-17	Dec-30

Cyprus				Czech Republic
Jan-1	Mar-28	May-3	Dec-26	Jan-1	Jul-5	Oct-28	Dec-30
Jan-6	Apr-1	Jun-20		Mar-25	Jul-6	Nov-17
Mar-14	Apr-29	Aug-15		Mar-28	Sep-28	Dec-26
Mar-25	May-2	Oct-28

Ecuador				Egypt
Jan-1	Mar-25	Nov-2	Dec-30	Jan-7	May-2	Sep-12	Dec-11
Feb-8	May-17	Nov-3		Jan-25	Jul-6	Sep-13	Dec-12
Feb-9	Aug-12	Dec-6		Apr-25	Jul-7	Oct-2
				May-1	Sep-11	Oct-6
The Egyptian market is closed every Friday.

Estonia				Ghana
Jan-1	Mar-25	Jun-22	Dec-23	Jan-1	May-2	Jul-7	Dec-26
Feb-23	Mar-28	Jun-23	Dec-26	Mar-7	May-25	Sep-12	Dec-27
Feb-24	May-5	Jun-24		Mar-25	Jul-1	Sep-21
				Mar-28	Jul-6	Dec-2

Hong Kong				Hungary
Jan-1	Mar-25	Jun-9	Dec-26	Jan-1	Mar-25	Oct-31	Dec-30
Feb-8	Mar-28	Jul-1	Dec-27	Mar-14	Mar-28	Nov-1
Feb-9	Apr-4	Sep-16		Mar-15	May-16	Nov-26
Feb-10	May-2	Oct-10

India				Indonesia
Jan-1	Apr-8	Jul-7	Sep-30	Jan-1	May-5	Jul-7	Oct-3
Jan-26	Apr-14	Aug-15	Oct-11	Feb-8	May-6	Jul-8	Dec-12
Feb-19	Apr-15	Aug-17	Oct-12	Mar-9	Jul-4	Aug-17	Dec-26
Mar-7	Apr-19	Aug-19	Oct-31	Mar-25	Jul-5	Sep-12	Dec-30
Mar-23	May-21	Aug-22	Nov-1	Apr-8	Jul-6	Sep-13
Mar-24	Jun-30	Sep-5	Nov-14
Mar-25	Jul-1	Sep-12	Dec-12
Apr-1	Jul-6	Sep-13	Dec-13

Ivory Coast				Jordan
Jan-1	May-5	Aug-15	Dec-26	May-1	Jul-6	Sep-13	Dec-11
Mar-28	May-16	Nov-1		May-5	Jul-7	Sep-14	Dec-12
May-2	Aug-8	Nov-15		May-25	Jul-10	Sep-15	Dec-25
				Jul-4	Sep-11	Oct-2	Dec-29
				Jul-5	Sep-12	Nov-14
The Jordanian market is closed every Friday.

Kazakhstan				Kenya
Jan-1	Mar-22	Jul-6	Dec-16	Jan-1	Jun-1	Oct-20
Jan-4	Mar-23	Aug-30	Dec-19	Mar-25	Jul-6	Dec-12
Jan-7	May-2	Sep-12		Mar-28	Jul-7	Dec-26
Mar-8	May-9	Sep-13		May-2	Oct-10	Dec-27
Mar-21	May-10	Dec-1

24

Kuwait				Latvia
Jan-3	Jul-6	Sep-13	Dec-15	Jan-1	May-2	Jun-23	Dec-26
Feb-25	Jul-7	Sep-14	Dec-29	Mar-25	May-4	Jun-24
Feb-28	Sep-8	Oct-2		Mar-28	May-5	Nov-18
May-5	Sep-11	Oct-6
Jul-5	Sep-12	Dec-12
The Kuwaiti market is closed every Friday.

Lithuania				Luxembourg
Jan-1	Mar-25	May-5	Oct-31	Jan-1	May-5	Aug-15
Feb-15	Mar-28	Jun-24	Nov-1	Mar-25	May-16	Nov-1
Feb-16	Mar-29	Jul-6	Dec-26	Mar-28	Jun-23	Dec-26
Mar-11	May-2	Aug-15	Dec-27

Malawi				Malaysia
Jan-1	Mar-25	Jun-14	Dec-26	Jan-1	May-23	Jul-7	Oct-31
Jan-15	Mar-28	Jul-6		Jan-25	May-30	Jul-8	Dec-12
Mar-3	May-2	Jul-7		Feb-1	May-31	Aug-31	Dec-26
				Feb-8	Jun-4	Sep-12
				Feb-9	Jun-22	Sep-16
				May-2	Jul-6	Oct-3

Malta				Mauritius
Jan-1	Mar-31	Sep-8	Dec-26	Jan-1	Mar-7	Aug-15	Oct-31
Feb-10	Jun-7	Sep-21		Feb-1	Apr-8	Sep-5	Nov-2
Mar-25	Jun-29	Dec-8		Feb-8	Jul-6	Sep-6
Mar-28	Aug-15	Dec-13

Mexico				Morocco
Jan-1	Mar-21	Sep-16	Dec-12	Jan-1	Jul-7	Sep-14	Dec-12
Feb-1	Mar-24	Nov-2		Jan-11	Sep-12	Oct-3	Dec-13
Feb-5	Mar-25	Nov-21		Jul-6	Sep-13	Nov-18

Namibia				Netherlands
Jan-1	Apr-27	May-25	Dec-16	Jan-1	Mar-28	May-5	May-16
Mar-21	May-2	Jun-16	Dec-26	Mar-25	Apr-27	May-12	Dec-26
Mar-25	May-4	Aug-9
Mar-28	May-5	Aug-26

Nigeria				Oman
Jan-1	May-30	Sep-13	Dec-27	May-5	Jul-9	Sep-13	Dec-12
Mar-25	Jul-6	Oct-3		May-7	Jul-10	Sep-14
Mar-28	Jul-7	Dec-12		Jul-6	Sep-11	Oct-2
May-2	Sep-12	Dec-26		Jul-7	Sep-12	Nov-19
The Omani market is closed every Friday

Pakistan				Peru
Jan-1	Jul-1	Sep-13	Oct-12	Jan-1	Jun-29	Aug-30
Feb-5	Jul-6	Sep-14	Nov-9	Mar-24	Jul-28	Nov-1
Mar-23	Jul-7	Sep-15	Dec-12	Mar-25	Jul-29	Dec-8
Jun-6	Jul-8	Sep-16	Dec-13
Jun-7	Jul-9	Oct-10
Jun-24	Sep-12	Oct-11

Philippines				Poland
Jan-1	Mar-25	Aug-26	Nov-1	Jan-1	Mar-28	Aug-15	Dec-26
Feb-8	May-9	Aug-29	Nov-2	Jan-6	May-3	Nov-1
Feb-25	Jul-6	Sep-12	Nov-30	Mar-25	May-26	Nov-11
Mar-24	Jul-7	Oct-31	Dec-30

Qatar				Romania
Feb-9	Jul-8	Sep-11	Sep-15	Jan-1	Jun-20	Nov-30	Dec-26
Mar-6	Jul-9	Sep-12	Dec-18	May-2	Aug-15	Dec-1
Jul-6	Jul-10	Sep-13
Jul-7	Jul-11	Sep-14

Russia				Serbia
Jan-1	Jan-7	Mar-7	May-9	Jan-1	Feb-15	Apr-29	May-3
Jan-4	Jan-8	Mar-8	May-10	Jan-7	Feb-16	May-2	Nov-11
Jan-5	Feb-22	May-2	Jun-13
Jan-6	Feb-23	May-3	Nov-4

The Slovak Republic				Slovenia
Jan-1	Jul-5	Nov-1	Dec-28	Jan-1	Mar-28	Aug-15	Dec-26
Jan-6	Aug-29	Nov-17	Dec-29	Feb-8	Apr-27	Oct-31
Mar-25	Sep-1	Dec-26	Dec-30	Mar-25	May-2	Nov-1
Mar-26	Sep-15	Dec-27

25

South Africa				South Korea
Jan-1	Apr-27	Dec-16	Dec-30	Jan-1	Mar-1	Jun-6	Oct-3
Mar-21	May-2	Dec-23		Jan-4	Apr-5	Aug-15	Nov-10
Mar-25	Jun-16	Dec-26		Feb-8	Apr-13	Sep-14	Dec-30
Mar-28	Aug-9	Dec-27		Feb-9	Apr-14	Sep-15
				Feb-10	May-5	Sep-16

Sri Lanka				Taiwan
Jan-1	Mar-25	Jul-6	Nov-14	Jan-1	Feb-10	Apr-5	Sep-16
Jan-15	Apr-13	Jul-19	Dec-12	Feb-4	Feb-11	May-2	Oct-3
Feb-4	Apr-14	Aug-17	Dec-13	Feb-5	Feb-12	Jun-9	Oct-4
Feb-22	Apr-21	Sep-12	Dec-26	Feb-8	Feb-29	Jun-10	Oct-5
Mar-7	May-2	Sep-16		Feb-9	Apr-4	Sep-15	Oct-10
Mar-22	May-23	Oct-31

Thailand				Tunisia
Jan-1	Apr-15	May-23	Oct-24	Jan-1	Jul-5	Aug-19	Nov-7
Feb-22	May-2	Jul-1	Dec-5	Jan-14	Jul-6	Sep-12	Nov-15
Apr-6	May-5	Jul-18	Dec-12	Feb-4	Jul-7	Sep-13	Dec-12
Apr-13	May-6	Jul-19		Mar-21	Jul-25	Oct-26
Apr-14	May-20	Aug-12

Turkey				Uganda
Jan-1	Jul-5	Sep-12	Oct-28	Jan-1	Mar-8	Jun-3
Apr-23	Jul-6	Sep-13	Oct-29	Jan-26	Mar-25	Jun-9
May-1	Jul-7	Sep-14		Feb-16	Mar-28	Dec-26
May-19	Jul-8	Sep-15
Jul-4	Aug-30	Sep-16

Ukraine				United Arab Emirates
Jan-1	Jan-8	May-3	Jun-28	Jan-2	Jul-7	Sep-13	Dec-4
Jan-4	Mar-7	May-9	Aug-24	May-4	Aug-6	Sep-14	Dec-11
Jan-6	Mar-8	Jun-20	Oct-14	May-5	Sep-10	Oct-2	Dec-12
Jan-7	May-2	Jun-27		Jul-5	Sep-11	Nov-30
				Jul-6	Sep-12	Dec-3
The United Arab Emirates market is closed every Friday

United Kingdom				United States
Jan-1	May-2	Dec-23	Dec-30	Jan-1	May-29*	Nov-11	Dec-26
Mar-25	May-30	Dec-26		Jan-18	May-30	Nov-24	Dec-31*
Mar-28	Aug-29	Dec-27		Feb-15	Jul-4	Nov-25*
				Mar-24*	Sep-5	Dec-24*
				Mar-25	Oct-10	Dec-25
* The U.S. bond market has recommended early close.

Vietnam				Zambia
Jan-2	Feb-10	Apr-18	Sep-2	Jan-1	May-2	Jul-5	Dec-26
Feb-8	Feb-11	May-2		Mar-8	May-5	Aug-1
Feb-9	Feb-12	May-3		Mar-25	May-25	Oct-18
				Mar-28	Jul-4	Oct-24

Zimbabwe
Jan-1	Apr-18	Aug-8	Dec-26
Mar-25	May-2	Aug-9
Mar-28	May-25	Dec-22

The longest redemption cycle for a Fund is a function of the longest redemption cycle among the countries and regions whose securities comprise the Fund. In calendar year 2016 (the only year for which holidays are known at the time of this SAI filing), the dates of regular holidays affecting the following securities markets present the worst-case redemption cycles* for the Funds as follows:

Country	Trade Date	Settlement Date	Number of Days to Settle	Country	Trade Date	Settlement Date	Number of Days to Settle
Bahrain	9/7/2016	9/15/2016	8	Qatar	7/3/2016	7/12/2016	9
	9/8/2016	9/18/2016	10		7/4/2016	7/13/2016	9
					7/5/2016	7/14/2016	9
Bangladesh	6/29/2016	7/10/2016	11		9/6/2016	9/18/2016	12
	9/6/2016	9/15/2016	9		9/7/2016	9/19/2016	12
	9/7/2016	9/18/2016	11		9/8/2016	9/20/2016	12
	9/8/2016	9/19/2016	11
				Serbia	4/26/2016	5/4/2016	8
Brazil	2/3/2016	2/11/2016	8		4/27/2016	5/5/2016	8
	2/4/2016	2/12/2016	8		4/28/2016	5/6/2016	8
	2/5/2016	2/15/2016	10
				The Slovak Republic	12/22/2016	1/2/2017	11

26

China	2/3/2016	2/17/2016	14		12/23/2016	1/3/2017	11
	2/4/2016	2/18/2016	14
	2/5/2016	2/19/2016	14	South Africa	3/14/2016	3/22/2016	8
	4/27/2016	5/9/2016	12		3/15/2016	3/23/2016	8
	4/28/2016	5/10/2016	12		3/16/2016	3/24/2016	8
	4/29/2016	5/11/2016	12		3/17/2016	3/29/2016	12
	9/28/2016	10/11/2016	13		3/18/2016	3/30/2016	12
	9/29/2016	10/12/2016	13		3/22/2016	3/31/2016	9
	9/30/2016	10/13/2016	13		3/23/2016	4/1/2016	9
					3/24/2016	4/4/2016	11
Colombia	3/18/2016	3/28/2016	10		4/20/2016	4/28/2016	8
					4/21/2016	4/29/2016	8
Ghana	6/30/2016	7/8/2016	8		4/22/2016	5/3/2016	11
					4/25/2016	5/4/2016	9
Indonesia	6/29/2016	7/11/2016	12		4/26/2016	5/5/2016	9
	6/30/2016	7/12/2016	12		4/28/2016	5/6/2016	8
	7/1/2016	7/13/2016	12		4/29/2016	5/9/2016	10
					6/9/2016	6/17/2016	8
Jordan	6/30/2016	7/11/2016	11		6/10/2016	6/20/2016	10
	7/3/2016	7/12/2016	9		6/13/2016	6/21/2016	8
	9/7/2016	9/18/2016	11		6/14/2016	6/22/2016	8
	9/8/2016	9/19/2016	11		6/15/2016	6/23/2016	8
					8/2/2016	8/10/2016	8
Kuwait	9/6/2016	9/15/2016	9		8/3/2016	8/11/2016	8
	9/7/2016	9/18/2016	11		8/4/2016	8/12/2016	8
					8/5/2016	8/15/2016	10
Malawi	1/8/2016	1/18/2016	10		8/8/2016	8/16/2016	8
	1/11/2016	1/19/2016	8		12/9/2016	12/19/2016	10
	1/12/2016	1/20/2016	8		12/12/2016	12/20/2016	8
	1/13/2016	1/21/2016	8		12/13/2016	12/21/2016	8
	1/14/2016	1/22/2016	8		12/14/2016	12/22/2016	8
	2/25/2016	3/4/2016	8		12/15/2016	12/28/2016	13
	2/26/2016	3/7/2016	10		12/16/2016	12/28/2016	12
	2/29/2016	3/8/2016	8		12/19/2016	12/29/2016	10
	3/1/2016	3/9/2016	8		12/20/2016	1/2/2017	13
	3/2/2016	3/10/2016	8		12/21/2016	1/3/2017	13
	3/18/2016	3/29/2016	11		12/22/2016	1/4/2017	13
	3/21/2016	3/30/2016	9		12/28/2016	1/5/2017	8
	3/22/2016	3/31/2016	9		12/29/2016	1/6/2017	8
	3/23/2016	4/1/2016	9

27

	3/24/2016	4/4/2016	11	Taiwan	2/2/2016	2/15/2016	13
	4/25/2016	5/3/2016	8		2/3/2016	2/16/2016	13
	4/26/2016	5/4/2016	8
	4/27/2016	5/5/2016	8	Thailand	4/8/2016	4/18/2016	10
	4/28/2016	5/6/2016	8		4/11/2016	4/19/2016	8
	4/29/2016	5/9/2016	10		4/12/2016	4/20/2016	8
	6/7/2016	6/15/2016	8		4/29/2016	5/9/2016	10
	6/8/2016	6/16/2016	8
	6/9/2016	6/17/2016	8	Tunisia	6/30/2016	7/8/2016	8
	6/10/2016	6/20/2016	10		7/1/2016	7/11/2016	10
	6/13/2016	6/21/2016	8		7/4/2016	7/12/2016	8
	6/29/2016	7/8/2016	10
	6/30/2016	7/11/2016	11	Turkey	6/30/2016	7/11/2016	11
	7/1/2016	7/12/2016	11		7/1/2016	7/12/2016	11
	7/4/2016	7/13/2016	9		9/8/2016	9/19/2016	11
	7/5/2016	7/14/2016	9		9/9/2016	9/20/2016	11
	12/19/2016	12/27/2016	8
	12/20/2016	12/28/2016	8	Uganda	1/19/2016	1/27/2016	8
	12/21/2016	12/29/2016	8		1/20/2016	1/28/2016	8
	12/22/2016	12/30/2016	8		1/21/2016	1/29/2016	8
	12/23/2016	1/2/2017	10		1/22/2016	2/1/2016	10
					1/25/2016	2/2/2016	8
Malaysia	7/1/2016	7/11/2016	10		2/9/2016	2/17/2016	8
	7/4/2016	7/12/2016	8		2/10/2016	2/18/2016	8
	7/5/2016	7/13/2016	8		2/11/2016	2/19/2016	8
					2/12/2016	2/22/2016	10
Mexico	3/18/2016	3/28/2016	10		2/15/2016	2/23/2016	8
					3/1/2016	3/9/2016	8
Morocco	9/7/2016	9/15/2016	8		3/2/2016	3/10/2016	8
	9/8/2016	9/16/2016	8		3/3/2016	3/11/2016	8
	9/9/2016	9/19/2016	10		3/4/2016	3/14/2016	10
					3/7/2016	3/15/2016	8
Namibia	3/14/2016	3/22/2016	8		3/18/2016	3/29/2016	11
	3/15/2016	3/23/2016	8		3/21/2016	3/30/2016	9
	3/16/2016	3/24/2016	8		3/22/2016	3/31/2016	9
	3/17/2016	3/29/2016	12		3/23/2016	4/1/2016	9
	3/18/2016	3/30/2016	12		3/24/2016	4/4/2016	11
	3/22/2016	3/31/2016	9		5/27/2016	6/6/2016	10
	3/23/2016	4/1/2016	9		5/30/2016	6/7/2016	8
	3/24/2016	4/4/2016	11		5/31/2016	6/8/2016	8
	4/20/2016	4/28/2016	8		6/1/2016	6/10/2016	9
	4/21/2016	4/29/2016	8		6/2/2016	6/13/2016	11
	4/22/2016	5/3/2016	11		6/6/2016	6/14/2016	8
	4/25/2016	5/6/2016	11		6/7/2016	6/15/2016	8
	4/26/2016	5/9/2016	13		6/8/2016	6/16/2016	8
	4/28/2016	5/10/2016	12		12/19/2016	12/27/2016	8
	4/29/2016	5/11/2016	12		12/20/2016	12/28/2016	8
	5/3/2016	5/12/2016	9		12/21/2016	12/29/2016	8
	5/18/2016	5/26/2016	8		12/22/2016	12/30/2016	8
	5/19/2016	5/27/2016	8		12/23/2016	1/2/2017	10
	5/20/2016	5/30/2016	10
	5/23/2016	5/31/2016	8	Ukraine	1/5/2016	1/13/2016	8
	5/24/2016	6/1/2016	8

28

	6/9/2016	6/17/2016	8	United Arab Emirates	9/7/2016	9/15/2016	8
	6/10/2016	6/20/2016	10		9/8/2016	9/18/2016	10
	6/13/2016	6/21/2016	8
	6/14/2016	6/22/2016	8	Vietnam	2/3/2016	2/15/2016	12
	6/15/2016	6/23/2016	8		2/4/2016	2/16/2016	12
	8/2/2016	8/10/2016	8		2/5/2016	2/17/2016	12
	8/3/2016	8/11/2016	8
	8/4/2016	8/12/2016	8	Zimbabwe	3/18/2016	3/29/2016	11
	8/5/2016	8/15/2016	10		3/21/2016	3/30/2016	9
	8/8/2016	8/16/2016	8		3/22/2016	3/31/2016	9
	8/19/2016	8/29/2016	10		3/23/2016	4/1/2016	9
	8/22/2016	8/30/2016	8		3/24/2016	4/4/2016	11
	8/23/2016	8/31/2016	8		4/11/2016	4/19/2016	8
	8/24/2016	9/1/2016	8		4/12/2016	4/20/2016	8
	8/25/2016	9/2/2016	8		4/13/2016	4/21/2016	8
	12/9/2016	12/19/2016	10		4/14/2016	4/22/2016	8
	12/12/2016	12/20/2016	8		4/15/2016	4/25/2016	10
	12/13/2016	12/21/2016	8		4/25/2016	5/3/2016	8
	12/14/2016	12/22/2016	8		4/26/2016	5/4/2016	8
	12/15/2016	12/23/2016	8		4/27/2016	5/5/2016	8
	12/19/2016	12/27/2016	8		4/28/2016	5/6/2016	8
	12/20/2016	12/28/2016	8		4/29/2016	5/9/2016	10
	12/21/2016	12/29/2016	8		5/18/2016	5/26/2016	8
	12/22/2016	12/30/2016	8		5/19/2016	5/27/2016	8
	12/23/2016	1/2/2017	10		5/20/2016	5/30/2016	10
					5/23/2016	5/31/2016	8
Oman	7/3/2016	7/11/2016	8		5/24/2016	6/1/2016	8
	7/4/2016	7/12/2016	8		8/1/2016	8/10/2016	9
	7/5/2016	7/13/2016	8		8/2/2016	8/11/2016	9
	9/6/2016	9/15/2016	9		8/3/2016	8/12/2016	9
	9/7/2016	9/18/2016	11		8/4/2016	8/15/2016	11
	9/8/2016	9/19/2016	11		8/5/2016	8/16/2016	11
					12/15/2016	12/23/2016	8
Pakistan	9/8/2016	9/19/2016	11		12/16/2016	12/27/2016	11
	9/9/2016	9/20/2016	11		12/19/2016	12/28/2016	9
					12/20/2016	12/29/2016	9
Philippines	10/26/2016	11/3/2016	8		12/21/2016	12/30/2016	9
	10/27/2016	11/4/2016	8		12/23/2016	1/2/2017	10
	10/28/2016	11/7/2016	10

*	These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.

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TAXES

The following is a summary of certain additional tax considerations generally affecting a Fund (sometimes referred to as “the Fund”) and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Taxes” section is based on the Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisers as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund

Each Fund is a Separate Corporation. Each Fund is treated as a separate corporation for federal income tax purposes. Losses in one Fund do not offset gains in another Fund and the requirements (other than certain organizational requirements) for qualifying for regulated investment company status as described below are determined at the Fund level rather than the Trust level.

Election to be Taxed as a Regulated Investment Company. The Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Code. If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

(i) Distribution Requirement — the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

(ii) Income Requirement — the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

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(iii) Asset Diversification Test — the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance.

The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund Shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio Turnover. For investors that hold their Fund Shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See, “Taxation of Fund Distributions - Distributions of Capital Gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased U.S. withholding taxes. See, “Non-U.S. Investors — Capital Gain Dividends” and “—Interest-Related Dividends and Short-Term Capital Gain Dividends” below.

Capital Loss Carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Rules similar to those that apply to capital loss carryovers of individuals apply to RICs. Thus, if the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

31

Deferral of Late Year Losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions — Distributions of Capital Gains” below). A “qualified late year loss” includes:

(i) any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”); and

(ii) the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after Oct. 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.

Undistributed Capital Gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its Shares by an amount equal to the deemed distribution less the tax credit.

Fund of funds.  If the Fund is a fund of funds, distributions by the underlying funds, redemptions of shares in the underlying funds and changes in asset allocations may result in taxable distributions to shareholders of ordinary income or capital gains.  A fund of funds generally will not be able to currently offset gains realized by one underlying fund in which the fund of funds invests against losses realized by another underlying fund.  If shares of an underlying fund are purchased within 30 days before or after redeeming at a loss other shares of that underlying fund (whether pursuant to a rebalancing of the Fund’s portfolio or otherwise), all or a part of the loss will not be deductible by the Fund and instead will increase its basis for the newly purchased shares.  Also, except with respect to qualified fund of funds discussed below, a fund of funds (a) is not eligible to pass-through to shareholders foreign tax credits from an underlying fund that pays foreign income taxes (see, “Taxation of Fund Distributions – Pass-through of foreign tax credits” below), (b) is not eligible to pass-through to shareholders exempt-interest dividends from an underlying fund, and (c) dividends paid by a fund of funds from interest earned by an underlying fund on U.S. government obligations is unlikely to be exempt from state and local income tax (see, “U.S. government securities” below).  However, a fund of funds is eligible to pass-through to shareholders qualified dividends earned by an underlying fund  (see, “Taxation of Fund Distributions – Qualified dividend income for individuals” and “ – Dividends-received deduction for corporations” below).  A qualified fund of funds, i.e., a fund at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass-through to shareholders (a) foreign tax credits and (b) exempt-interest dividends.

Federal Excise Tax. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year; (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year); and (3) any prior year undistributed ordinary income and capital gain net income. The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year. Also, the Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, the Fund reserves the right to incur an excise tax liability if the cost to the Fund of paying a dividend to avoid an excise tax is anticipated to exceed the excise tax liability itself. Also, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

32

Foreign Income Tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so. If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.

Purchase of Shares. As a result of tax requirements, the Trust on behalf of the Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers acting in concert with each other) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Sections 351 and 362 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Taxation of Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional Shares of the Fund (or of another fund). You will receive information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of Net Investment Income. The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, “— Qualified Dividend Income for Individuals” and “— Dividends-Received Deduction for Corporations.”

Distributions of Capital Gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your Shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of Capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his Shares; any excess will be treated as gain from the sale of his Shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund Shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund Shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments.

Qualified Dividend Income for Individuals. Ordinary income dividends reported by the Fund as derived from qualified dividend income will be taxed in the hands of individuals and other non-corporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund Shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. real estate investment trusts, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

33

Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 70% corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the Shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund Shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your Shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities. At the time of your purchase of Shares, the Fund’s share price may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-Through of Foreign Tax Credits. If more than 50% of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See, “Tax Treatment of Portfolio Transactions — Securities Lending” below.

U.S. Government Securities. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends Declared in December and Paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare Tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

34

Sales of Exchange-Listed Shares

Sales, exchanges and redemptions (including redemptions in-kind) of Fund Shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund Shares, the IRS requires you to report any gain or loss on your redemption. If you held your Shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your Shares. Any redemption fees you incur on Shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

Tax Basis Information. A shareholder’s cost basis information will be provided on the redemption of any of the shareholder’s Shares in the Fund, subject to certain exceptions for exempt recipients. If you hold your Fund Shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Wash Sales. All or a portion of any loss that you realize on a redemption of your Fund Shares will be disallowed to the extent that you buy other Shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your Share redemption. Any loss disallowed under these rules will be added to your tax basis in the new Shares.

Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption or exchange of Shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those Shares.

Reportable Transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Taxes on Purchase and Redemption of Creation Units

An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the discussion above under “Investment Strategies” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In General. In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Options, Futures, Forward Contracts, Swap Agreements and Hedging Transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

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The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by Section 1256 of the Code (“Section 1256 Contracts”). Gains or losses on Section 1256 Contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any Section 1256 Contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 Contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions); (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the Shares; and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign Currency Transactions. A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund’s ordinary income distributions to you, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC Investments. A fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

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Securities Lending. While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in Securities of Uncertain Tax Character. A fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding

By law, the Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

•	provide your correct social security or taxpayer identification number;

•	certify that this number is correct;

•	certify that you are not subject to backup withholding; and

•	certify that you are a U.S. person (including a U.S. resident alien).

Withholding is also imposed if the IRS requires it. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisers about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In General. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund, subject to certain exemptions described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Capital Gain Dividends. In general, capital gain dividends reported by the Fund as paid from its net long-term capital gains are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-Related Dividends and Short-Term Capital Gain Dividends. Generally, dividends reported by the Fund as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. Similarly, short-term capital gain dividends reported by the Fund as paid from its net short-term capital gains are not subject to U.S. withholding tax unless you were a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year. The Fund reserves the right to not report interest-related dividends or short-term capital gain dividends. Additionally, the Fund’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

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Net Investment Income from Dividends on Stock and Foreign Source Interest Income Continue to be Subject to Withholding Tax; Foreign Tax Credits. Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income Effectively Connected with a U.S. Trade or Business. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of Shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

U.S. Estate Tax. Transfers by gift of Shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund Shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate, which permits the decedent’s property to be transferred without federal estate tax liability. The transfer certificate will identify the property (i.e., Fund Shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

U.S. Tax Certification Rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the U.S. and the shareholder’s country of residence. In general, if you are a non-U.S. shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the U.S. has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, a 30% withholding tax is imposed on payments or distributions made by the Fund to certain foreign entities, referred to as foreign financial institutions (“FFI”) or nonfinancial foreign entities (“NFFE”): (a) income dividends and (b) after December 31, 2018, certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares. The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the U.S. and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisers regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisers regarding the application of these requirements to their own situation.

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Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

DETERMINATION OF NET ASSET VALUE

The NAV per Share of each Fund is computed by dividing the value of the net assets of the Fund ( i.e ., the value of its total assets less total liabilities) by the total number of Shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees including, without limitation, the Unified Fee, are accrued daily and taken into account for purposes of determining NAV. The NAV per Share is calculated by the Funds’ Administrator and Fund Accountant and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open.

In computing each Fund’s NAV, the Fund’s securities holdings traded on a national securities exchange are valued based on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market or, in the case of the NASDAQ, at the NASDAQ official closing price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith in accordance with procedures adopted by the Board.

DIVIDENDS AND DISTRIBUTIONS

General Policies. Each Fund is authorized in its discretion not to pay a dividend if it determines that the cost of paying the dividend (including costs borne by the Fund for printing and mailing dividend checks) exceeds the amount of income or excise tax that is payable by the Fund as a result of not paying the dividend. Subject to the foregoing, each Fund (except as noted below) expects to declare and pay all of its net investment income, if any, to shareholders as dividends annually. The EGShares Emerging Markets Core Balanced ETF expects to declare and pay all of its net investment income, if any, to shareholders as dividends quarterly. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a regulated investment company under the Code, or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions of Fund Shares are distributed on a pro rata basis to Beneficial Owners of the Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners with proceeds received from a Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

FINANCIAL STATEMENTS

As of the date of this SAI, the Funds have not commenced investment operations. Accordingly, no financial statements are provided for the Funds.

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APPENDIX A

Emerging Global Advisors, LLC

PROXY VOTING POLICY - SUMMARY

EGA has adopted proxy voting policies with respect to securities owned by the accounts for which it serves as investment adviser and has the authority to vote proxies. EGA’s proxy voting policies are designed to ensure that proxies are voted in the best interests of the accounts it manages.

Proxy Voting

EGA has subscribed to the services of Glass Lewis & Co., through its agreement with Broadridge Investor Communications, Inc. (“Broadridge”), for the provision of proxy research and vote recommendations, and has retained Broadridge to provide vote execution and the recordkeeping services necessary for tracking proxy voting for the Funds. EGA intends to vote in accordance with Glass Lewis & Co.’s voting recommendations. Glass Lewis & Co. is a neutral third party that issues recommendations based on its own internal guidelines. Using Glass Lewis & Co. recommendations assists in limiting conflict of interest issues between EGA and the accounts it manages. Please see Exhibit A for a summary of the current Glass Lewis Proxy Voting Guidelines for U.S. and non-U.S. securities.

Conflicts of Interest

EGA attempts to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund’s affiliates (if any), EGA or EGA’s affiliates, from having undue influence on EGA’s proxy voting activity. A conflict of interest might exist, for example, when an issuer who is soliciting proxy votes also has a client relationship with EGA, or when one of EGA’s employees has a personal interest in a proxy matter. If a conflict of interest arises, in order to ensure that proxies are voted solely in the best interest of the accounts, EGA will vote in accordance with the Glass Lewis recommendation.

Abstaining from Voting

EGA may choose not to vote proxies in certain situations or for certain accounts either where it deems the cost of doing so to be prohibitive or where the exercise of voting rights could restrict the ability of a Fund’s portfolio manager to freely trade the security in question. For example, in accordance with local law or business practices, many foreign companies prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Due to these restrictions, EGA must balance the benefits of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, EGA will generally not vote those proxies in the absence of an unusual or significant vote.

Section 12(d)(1) of the Investment Company Act of 1940

In order to avoid potential conflicts of interest, EGA will employ echo voting, if possible, when a Fund invests in an underlying fund in reliance on any one of Sections (12)(d)(1)(E), (F) or (G) of the Investment Company Act of 1940, the rules thereunder, or pursuant to an SEC exemptive order thereunder or when required pursuant to a Fund’s governing document or applicable law. Echo voting means that EGA will vote the shares in the same proportion as the vote of all the other holders of the underlying fund’s shares.

A-1

Exhibit A

Glass Lewis & Co.

Proxy PaperTM Guidelines

2016 Proxy Season

An Overview of the Glass Lewis Approach to Proxy Advice

Investment Manager Policy

An Addendum to the Proxy Paper Policy Guidelines

For more information about Glass Lewis’ policies or our approach to proxy analysis, please visit www.glasslewis.com or contact our Chief Policy Officer, Robert McCormick at (415) 678-4228.

The Glass Lewis Investment Manager Guidelines are designed to maximize returns for investment managers by voting in a manner consistent with such managers’ active investment decision-making. The guidelines are designed to increase investor’s potential financial gain through the use of the shareholder vote while also allowing management and the board discretion to direct the operations, including governance and compensation, of the firm.

The guidelines will ensure that all issues brought to shareholders are analyzed in light of the fiduciary responsibilities unique to investment advisors and investment companies on behalf of individual investor clients including mutual fund shareholders. The guidelines will encourage the maximization of return for such clients through identifying and avoiding financial, audit and corporate governance risks.

MANAGEMENT PROPOSALS

ELECTION OF DIRECTORS

In analyzing directors and boards, Glass Lewis’ Investment Manager Guidelines generally support the election of incumbent directors except when a majority of the company’s directors are not independent or where directors fail to attend at least 75% of board and committee meetings. In a contested election, we will apply the standard Glass Lewis recommendation.

AUDITOR

The Glass Lewis Investment Manager Guidelines will generally support auditor ratification except when the non- audit fees exceed the audit fees paid to the auditor.

COMPENSATION

Glass Lewis recognizes the importance in designing appropriate executive compensation plans that truly reward pay for performance. We evaluate equity compensation plans based upon their specific features and will vote against plans than would result in total overhang greater than 20% or that allow the repricing of options without shareholder approval.

The Glass Lewis Investment Manager Guidelines will follow the general Glass Lewis recommendation when voting on management advisory votes on compensation (“say-on-pay”) and on executive compensation arrangements in connection with merger transactions (i.e., golden parachutes). Further, the Investment Manager Guidelines will follow the Glass Lewis recommendation when voting on the preferred frequency of advisory compensation votes.

AUTHORIZED SHARES

Having sufficient available authorized shares allows management to avail itself of rapidly developing opportunities as well as to effectively operate the business. However, we believe that for significant transactions management should seek shareholders approval to justify the use of additional shares. Therefore shareholders should not approve the creation of a large pool of unallocated shares without some rational of the purpose of such shares. Accordingly, where we find that the company has not provided an appropriate plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically vote against the authorization of additional shares. We also vote against the creation of or increase in (i) blank check preferred shares and (ii) dual or multiple class capitalizations.

SHAREHOLDER RIGHTS

Glass Lewis Investment Manager Guidelines will generally support proposals increasing or enhancing shareholder rights such as declassifying the board, allowing shareholders to call a special meeting, eliminating supermajority voting and adopting majority voting for the election of directors. Similarly, the Investment Manager Guidelines will generally vote against proposals to eliminate or reduce shareholder rights.

A-2

MERGERS/ACQUISITIONS

Glass Lewis undertakes a thorough examination of the economic implications of a proposed merger or acquisition to determine the transaction’s likelihood of maximizing shareholder return. We examine the process used to negotiate the transaction as well as the terms of the transaction in making our voting recommendation.

SHAREHOLDER PROPOSALS

We review and vote on shareholder proposals on a case-by-case basis. We recommend supporting shareholder proposals if the requested action would increase shareholder value, mitigate risk or enhance shareholder rights but generally recommend voting against those that would not ultimately impact performance.

GOVERNANCE

The Glass Lewis Investment Manager Guidelines will support reasonable initiatives that seek to enhance shareholder rights, such as the introduction of majority voting to elect directors, elimination in/reduction of supermajority provisions, the declassification of the board and requiring the submission of shareholder rights’ plans to a shareholder vote. The guidelines generally support reasonable, well-targeted proposals to allow increased shareholder participation at shareholder meetings through the ability to call special meetings and ability for shareholders to nominate director candidates to a company’s board of directors. However, the Investment Manager Guidelines will vote against proposals to require separating the roles of CEO and chairman.

COMPENSATION

The Glass Lewis Investment Manager Guidelines will generally oppose any shareholder proposals seeking to limit compensation in amount or design. However, the guidelines will vote for reasonable and properly-targeted shareholder initiatives such as to require shareholder approval to reprice options, to link pay with performance, to eliminate or require shareholder approval of golden coffins, to allow a shareholder vote on excessive golden parachutes (i.e., greater than 2.99 times annual compensation) and to clawback unearned bonuses. The Investment Manager Guidelines will vote against requiring companies to allow shareholders an advisory compensation vote.

ENVIRONMENT

Glass Lewis’ Investment Manager Guidelines vote against proposals seeking to cease a certain practice or take certain action related to a company’s activities or operations with environmental. Further, the Glass Lewis’ Investment Manager Guidelines generally vote against proposals regarding enhanced environment disclosure and reporting, including those seeking sustainability reporting and disclosure about company’s greenhouse gas emissions, as well as advocating compliance with international environmental conventions and adherence to environmental principles like those promulgated by CERES.

SOCIAL

Glass Lewis’ Investment Manager Guidelines generally oppose proposals requesting companies adhere to labor or worker treatment codes of conduct, such as those espoused by the International Labor Organization, relating to labor standards, human rights conventions and corporate responsibility at large conventions and principles. The guidelines will also vote against proposals seeking disclosure concerning the rights of workers, impact on local stakeholders, workers’ rights and human rights in general. Furthermore, the Investment Manager Guidelines oppose increased reporting and review of a company’s political and charitable spending as well as its lobbying practices.

DISCLAIMER

This document is intended to provide an overview of Glass Lewis’ proxy voting policies and guidelines. It is not intended to be exhaustive and does not address all potential voting issues. Additionally, none of the information contained herein should be relied upon as investment advice. The content of this document has been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues, engagement with clients and issuers and review of relevant studies and surveys, and has not been tailored to any specific person.

No representations or warranties express or implied, are made as to the accuracy or completeness of any information included herein. In addition, Glass Lewis shall not be liable for any losses or damages arising from or in connection with the information contained herein or the use, reliance on or inability to use any such information. Glass Lewis expects its subscribers possess sufficient experience and knowledge to make their own decisions entirely independent of any information contained in this document.

All information contained in this report is protected by law, including but not limited to, copyright law, and none of such information may be copied or otherwise reproduced, repackaged, further transmitted, transferred, disseminated, redistributed or resold, or stored for subsequent use for any such purpose, in whole or in part, in any form or manner or by any means whatsoever, by any person without Glass Lewis’ prior written consent.

© 2016 Glass, Lewis & Co., Glass Lewis Europe, Ltd., and CGI Glass Lewis Pty Ltd. (collectively, “Glass Lewis”). All Rights Reserved.

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